As filed with the Securities and Exchange Commission on June 11, 2015

1933 Act File No. 333-204886
1940 Act File No. 811-23067
U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[ X ]	Registration Statement Under the Securities Act of 1933
[ X ]	Pre-Effective Amendment No. 1
[ ]	Post-Effective Amendment No. ___

and

[ X ]	Registration Statement Under the Investment Company Act of 1940
[ ]	Amendment No. ___

RiverNorth Marketplace Lending Corporation
Exact Name of Registrant as Specified in Declaration of Trust

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(312) 832-1440
Registrant’s Telephone Number, including Area Code

Marcus L. Collins, Esq.
RiverNorth Capital Management, LLC
325 North LaSalle Street, Suite 645
Chicago, Illinois 60654

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Morrison C. Warren, Esq.
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois  60603

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement
_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box)

[   ] when declared effective pursuant to section 8(c)
_______________

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 par value	1,000	$25.00	$25,000	$3.41

(1)	Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
 PRELIMINARY PROSPECTUS DATED JUNE   , 2015

              Shares

RiverNorth Marketplace Lending Corporation

Common Shares
$    per share

The Fund. RiverNorth Marketplace Lending Corporation (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Investment Objective. The investment objective of the Fund is to provide a high level of total return, with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.

Investment Strategies and Policies. Under normal market conditions, the Fund will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in loans to consumers, small- and mid-sized companies and other borrowers originated through online platforms that provide a marketplace for lending (“Marketplace Loans”). The Fund’s investments in Marketplace Loans may be made through a combination of: (i) investing in Marketplace Loans through purchases of whole loans (either individually or in aggregations) originated through a marketplace lending platform (or an affiliate); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform; (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate); and (vii) other transactions that provide the Fund with investment exposure to Marketplace Loans (collectively, the “Marketplace Lending Instruments”). The Fund’s investments in Marketplace Lending Instruments also may be made by the Fund through one or more wholly-owned subsidiaries of the Fund. The Fund currently anticipates that its Marketplace Loan investments will originate predominantly from lending platforms based in the United States, a substantial portion of which will be through purchases of whole loans. See “Investment Objective, Strategies and Policies.” Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Marketplace Loans.

Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations and could constitute a highly risky and speculative investment. The Marketplace Lending Instruments in which the Fund may invest may have varying degrees of credit risk and the Fund will not be restricted by any borrower credit criteria or credit risk limitation. There can be no assurance that payments due on underlying Marketplace Loans will be made. It is possible that, at any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risks—Marketplace Lending-Related Risks.”

The Fund intends to invest substantially all of its Managed Assets in Marketplace Lending Instruments; however, the Fund may invest up to 20% of its Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset‑backed securities, exchange-traded notes, loans other than Marketplace Loans, including secured and unsecured senior loans, and cash and cash equivalents. The Fund also may invest up to 20% of its Managed Assets in equity securities, including exchange-traded funds. See “Risks—Other Investment-Related Risks.” “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Investing in the Shares involves certain risks that are described in the “Risks” section beginning on page    of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (1)
Public offering price	$	$
Sales load (2)	$		$(3)
Proceeds to the Fund (before expenses)(4)	$		$(5)

                         acts as distributor for the Shares and serves in that capacity on a best efforts basis, subject to various conditions.

The date of this Prospectus is           , 2015.

Investment Adviser. The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). See “Management of the Fund.”

The Offering. This Prospectus applies to the offering of the common shares of beneficial interest of the Fund (the “Shares”). The Shares will be offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund, plus any applicable sales load. The Shares will be offered through           (the “Distributor”). The Distributor is not required to sell any specific number or dollar amount of the Shares, but will use its best efforts to sell the Shares. The minimum initial investment in Shares is $    , with a minimum subsequent investment of $    , plus any applicable sales load. See “Plan of Distribution.”

Non-Listed Closed-End Fund. The Fund is organized as a closed-end management investment company. Unlike shares of open‑end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be redeemable at an investor’s option and, unlike traditional listed closed-end funds, the Shares will not initially be listed on any securities exchange. Therefore, investors should not expect to be able to sell their Shares regardless of how the Fund performs. Although the Fund intends to list the Shares on a securities exchange upon meeting applicable listing eligibility requirements, investors should consider that they may not have access to the money they invest until the listing of the Shares or the occurrence of a Liquidity Event (as defined below). The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Shares is not suitable for investors who might need access to the money they invest in the foreseeable future.

Share Repurchases. In order to provide investors with limited liquidity prior to the listing of the Shares on a securities exchange, the Fund intends, but is not obligated, to conduct quarterly tender offers to repurchase Shares in the sole discretion of the Board of Directors of the Fund. In a tender offer, the Fund will offer to repurchase a stated amount of the then outstanding Shares at a price equal to the NAV per Share, or a percentage of the NAV per Share, which stated amount is not expected to exceed    % of such outstanding Shares in a given quarter. There may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted at all. If a tender offer is not made, holders of the Fund’s Shares (“Shareholders”) may not be able to sell their Shares as it is unlikely that a secondary market for the Shares will develop until the Shares are listed on a securities exchange. The Fund does not expect to conduct a tender offer to repurchase Shares until    months after the date of this Prospectus.

No Prior History and No Secondary Market. The Fund has no operating history and the Shares have no history of public trading. Although the Fund intends to conduct periodic tender offers to repurchase outstanding Shares, you should not expect to be able to sell your Shares, regardless of how the Fund performs. The Shares will not initially be listed on a securities exchange, and the Fund does not expect a secondary market in the Shares to develop unless the Shares are listed on a securities exchange, if at all. As a result of the foregoing, an investment in the Shares may not be suitable for investors that require liquidity. An investor may not be able to sell or otherwise liquidate his, her or its Shares whenever such investor would prefer. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share. The Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. See “Prospectus Summary—Investor Suitability” and “Risks—Structural and Market-Related Risks—Liquidity Risks.”
____________________
(1)	Assumes the sale of all Shares currently registered at the initial NAV. The Shares are initially offered at an NAV per Share as of the date that the Fund’s registration statement is declared by the SEC to be effective (plus any applicable sales load) and, thereafter, at the NAV per Share next calculated after the request to purchase Shares is received and accepted by or on behalf of the Fund (plus any applicable sales load). The funds received in the offering will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account.
(2)	Investments are subject to a sales load assessed at a rate of between % and % depending upon the amount invested. See “Plan of Distribution—Purchase Terms.”
(3)	Assumes application of maximum sales load of % on all sales.

-ii-

(4)	The proceeds set forth herein have not been reduced by other expenses of issuance and distribution payable by the Fund, which are estimated to be approximately $ .
(5)	Represents the initial NAV per Share.

Liquidity Event. If the Shares are not listed on a national securities exchange on or before        , 2022 (the “Liquidity Event Date”), the Fund, upon the approval of the Board of Directors, will seek to complete a “Liquidity Event” intended to provide liquidity for Shareholders within    months of the Liquidity Event Date, which date may be extended for a period of       if the Board of Directors determines it is in the best interest of the Shareholders to do so. A “Liquidity Event” could include (i) a merger or other transaction approved by the Board of Directors in which Shareholders receive cash or shares of a publicly traded company, (ii) the sale of all or substantially all of the Fund’s assets followed by a distribution of proceeds to Shareholders in liquidation of the Fund, (iii) converting to an “interval” fund pursuant to Rule 23c-3 under the 1940 Act by adopting a fundamental policy to conduct quarterly repurchases in accordance with the requirements of such rule, or (iv) conducting a tender offer to repurchase up to 100% of the outstanding Shares at a price equal to the then current net asset value per Share. If the Fund lists its Shares on a securities exchange, there can be no assurance that a secondary market will develop for the Shares. Because shares of listed closed-end funds frequently trade at a discount to net asset value, even if investors are able to sell their Shares, they may receive less than their purchase price and the then current net asset value per Share. This risk is separate and distinct from the risk that the Fund’s net asset value will decline. See “Liquidity Event.”

Leverage. The Fund currently intends to use leverage for investment and other purposes, such as for satisfying repurchase requests or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed   % of the Fund’s Managed Assets. Under current market conditions, it is expected that the Fund’s initial leverage will be approximately   % of the Fund’s Managed Assets. The Fund initially anticipates utilizing leverage through bank borrowings or similar term loans, subject to the limitations of the 1940 Act. The cost associated with any issuance and use of leverage will be borne by Shareholders. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risks—Leverage Risks.”

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing in the Shares. You are advised to read this prospectus carefully and to retain it for future reference. A Statement of Additional Information dated             , 2015 (the “SAI”) containing additional information about the Fund has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI (the table of contents of which is on page     of this prospectus), annual and semi-annual reports to Shareholders (when available) and other information about the Fund or make shareholder inquiries by calling             , by writing to the Fund at           , or by visiting the Fund’s and the Adviser’s website at http://www.rivernorth.com. Please note that the information contained in the Fund’s or Adviser’s website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. The SAI, material incorporated by reference and other information about the Fund are also available on the SEC’s website at http://www.sec.gov.

The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve or any other government agency.

Prospective investors should not construe the contents of this prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.
-iii-

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest offered by this prospectus (the “Shares”). You should carefully read the entire prospectus and the Statement of Additional Information dated      , 2015 (the “SAI”), particularly the section entitled “Risks.”

The Fund. RiverNorth Marketplace Lending Corporation (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Offering. The Fund is initially offering up to          Shares on a continuous basis at an initial net asset value (“NAV”) of $   per Share, plus any applicable sales load. Any sales load will be deducted from the proceeds to the Fund. The initial offering date for subscription for Shares is currently anticipated to be on or about the date that the Fund’s registration statement is declared by the Securities and Exchange Commission (the “SEC”) to be effective. Thereafter, the Shares will be offered on a continuous basis at the Fund’s NAV per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund, plus any applicable sales load.

The minimum initial investment in Shares is $     , with a minimum subsequent investment of $    , plus any applicable sales load. The Board of Directors of the Fund (the “Board of Directors”) may, in its sole discretion, vary the investment minimums from time to time.

The Shares will be offered through           (the “Distributor”). The Distributor is not required to sell any specific number or dollar amount of the Shares, but will use its best efforts to sell the Shares. This is not a “firm commitment” offering in which an underwriter has committed to sell a pre-determined number of Shares to investors. In addition, the Adviser (as defined below) or its affiliates, in the Adviser’s or affiliate’s discretion and from their own resources, including out of the Adviser’s own legitimate profits from advising the Fund, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares. See “Plan of Distribution.”

Investment Objective. The investment objective of the Fund is to provide a high level of total return, with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets (as defined below) in Marketplace Loans (as defined below) may only be changed by the Board of Directors following the provision of 60 days’ prior written notice to the Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Shares and preferred shares of beneficial interest of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Investment Strategies and Policies. Under normal market conditions, the Fund will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers originated through online platforms that provide a marketplace for lending (“Marketplace Loans”). The Fund’s investments in Marketplace Loans may be made through a combination of: (i) investing in Marketplace Loans through purchases of whole loans (either individually or in aggregations) originated through a marketplace lending platform (or an affiliate); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate); and (vii) other transactions that provide the Fund with investment exposure to Marketplace Loans (collectively, the “Marketplace Lending Instruments”). The Fund’s investments in Marketplace Lending Instruments also may be made by the Fund through one or more wholly-owned subsidiaries of the Fund. The Fund currently anticipates that its Marketplace Loan investments will originate predominantly from lending platforms based in the United States, a substantial portion of which will be through purchases of whole loans. For a general discussion of the marketplace lending industry and Marketplace Lending Instruments, see “—Marketplace Lending” below and “Investment Policies and Techniques—Marketplace Lending” in the SAI. Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Marketplace Loans.

Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations and could constitute a highly risky and speculative investment. The Marketplace Lending Instruments in which the Fund may invest may have varying degrees of credit risk and the Fund will not be restricted by any borrower credit criteria or credit risk limitation. There can be no assurance that payments due on underlying Marketplace Loans will be made. It is possible that, at any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risks—Marketplace Lending-Related Risks.”

The Fund intends to invest substantially all of its Managed Assets in Marketplace Lending Instruments; however, the Fund may invest up to 20% of its Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset‑backed securities, exchange-traded notes, loans other than Marketplace Loans, including secured and unsecured senior loans, and cash and cash equivalents. The Fund also may invest up to 20% of its Managed Assets in equity securities, including exchange-traded funds. See “Risks—Other Investment-Related Risks.” For a general discussion of the foregoing investments and the associated risks, see “Investment Policies and Techniques—Additional Investments and Practices of the Fund” in the SAI.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Investment Adviser. RiverNorth Capital Management, LLC, a registered investment adviser (the “Adviser”), is the Fund’s investment adviser and will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. As of        , 2015, the Adviser managed approximately $        for    series of a registered open-end management investment company and private investment funds. See “Management of the Fund.”

Investment Philosophy and Process. The Adviser believes that the recent and continuing rapid growth of the online and mobile marketplace lending industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through marketplace lending with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Marketplace Loans. At the same time, marketplace lending has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s investments in Marketplace Lending Instruments, the Adviser will review both the investment itself and the underlying platform through which such investment originated. In doing so, the Adviser considers a number of factors, including the risk-return profile of the Marketplace Loan or pools of Marketplace Loans, taking into account, among other things, the purpose of the loans (e.g., consumer loan; SME loan; student loan; real estate financing) and the terms and other characteristics of the loans (e.g., duration and geography), interest rates and expected default rates. In addition, the Adviser engages in a thorough due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risks. See “Investment Objective, Strategies and Policies—Investment Philosophy and Process” below.

Marketplace Lending.

General. Marketplace lending is often referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. Since its inception, the industry has grown to include substantial involvement of institutional investors. In the marketplace lending industry, loans and receivables are originated through online platforms that provide a marketplace that matches consumers, small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). In the case of consumer platforms, prospective borrowers must disclose or otherwise make available to the platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders. The borrower must satisfy the minimum eligibility requirements set by the operator. The operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer platforms) and the interest rate for the requested loan. Lenders may select which loans to fund based on such borrower-provided information and platform-assigned credit rating (to the extent available) and the yield to the lender, which is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees for screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. A typical servicing fee charged to the lender is 1% of the outstanding loan balance. Operators may also charge borrowers an origination fee, which is typically 1% to 5% of the loan balance. The platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan. The loans originated through the online consumer lending platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $35,000), and typically amortize through equal monthly payments to their maturity dates.

The Fund currently anticipates that its Marketplace Loan investments will originate predominantly from lending platforms based in the United States, a substantial portion of which will be whole loans. A small number of marketplace lending platforms originate a substantial portion of the Marketplace Loans in the United States (in particular, LendingClub Corporation and Prosper Funding LLC currently originate the large majority of all U.S. consumer Marketplace Loans). As such, the Fund initially anticipates that a substantial portion of its Marketplace Loan investments will have originated from one of these platforms. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that are generally expected to offer lower returns than the Fund’s target returns from investments in Marketplace Loans. See “Risks—Marketplace Lending-Related Risks—Platform Concentration Risk.”

In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. See “Investment Objective, Strategies and Policies—Marketplace Lending” and “Risks—Marketplace Lending-Related Risks—Regulation of Platforms Risk.”

Marketplace Loans and Pass-Through Notes. As noted above, the underlying Marketplace Loan origination processes employed by each platform may vary significantly. Under one model employed by certain platforms in the United States, the operator of the platform maintains with a bank a segregated deposit account that has on deposit the amounts to be provided by the lenders with respect to each loan. The principal amount of each loan is then advanced by the same or a different bank (the “funding bank”). A platform operator may sell the loan directly to an investor under a whole loan purchase program. Institutional investors, such as the Fund, typically invest in whole loans, and therefore acquire the entire beneficial interest in the loans in which they invest, rather than fractional portions of or participations in such loans. Alternatively, the operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders on deposit in the segregated deposit account and issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or holders of any related Pass-Through Notes, as applicable.

Marketplace Loans are typically non-recourse obligations of the operator (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders assume all of the credit risk on the loans they fund through a Pass-Through Note whole loan or purchase from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Marketplace Loan to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). At the same time, the relatively low principal amounts of Marketplace Loans often makes it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Marketplace Loans may be secured (generally in the case of SME loans and real estate loans) or unsecured (generally in the case of consumer loans). For example, real estate Marketplace Loans may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure a Marketplace Loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. See “Risks—Marketplace Lending-Related Risks.”

The Marketplace Loans issued to investors are executed electronically and no physical notes are delivered. With the exception of Pass-Through Notes issued by LendingClub Corporation and Prosper Funding LLC, no Marketplace Loans currently being offered have been registered with the SEC. In addition, Marketplace Loans are not listed on any securities exchange. Marketplace Loans are therefore generally illiquid and the issuers provide no assurances as to the liquidity or value of the loans. The Marketplace Loan issuer may be the platform operator itself or a bankruptcy-remote affiliate. See “Investment Objective, Strategies and Policies—Marketplace Lending—Marketplace Loans and Pass-Through Notes.”

Asset-Backed Securities. The Fund also may invest in Marketplace Loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. See “Risks—Marketplace Lending-Related Risks—Asset-Backed Securities Risks.”

Private Investment Funds. The Fund may invest in private investment funds that invest in Marketplace Loans. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, (ii) a subsidiary that acts as the investment fund’s general partner and investment manager, and (iii) a business trust or similar entity that purchases Marketplace Loans originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Marketplace Loans and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to eliminate operator credit risk for the investors in the investment fund. See “Risks—Marketplace Lending-Related Risks—Private Investment Funds Risk.”

Other Investments in Marketplace Lending Instruments. The Fund may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling the Fund, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents. See “Risks—Marketplace Lending-Related Risks—Investments in Platforms Risk” and “Risks—Other Investment-Related Risks.”

The Fund also may wholly-own or otherwise control certain pooled investment vehicles which hold Marketplace Loans, which may be formed and managed by the Adviser.

Non-listed Closed-End Fund. The Fund is organized as a closed-end management investment company. Unlike shares of open‑end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be redeemable at an investor’s option and, unlike traditional listed closed-end funds, the Shares will not initially be listed on any securities exchange. Therefore, investors should not expect to be able to sell their Shares regardless of how the Fund performs. Although the Fund intends to list the Shares on a securities exchange upon meeting applicable listing eligibility requirements, investors should consider that they may not have access to the money they invest until the listing of the Shares or the occurrence of a Liquidity Event. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Shares is not suitable for investors who might need access to the money they invest in the foreseeable future. The Fund does not expect a secondary market in the Shares to develop unless the Shares are listed on a securities exchange, if at all. There can be no assurance that the Fund will be able to meet the listing eligibility requirements of a securities exchange or that trading on a securities exchange will create sufficient liquidity for investors in the Shares. Accordingly, the Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. Although the Fund intends to make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will do so or that it will repurchase all Shares that are tendered by a Shareholder in connection with any repurchase offer. See “Non-Listed Closed-End Fund” and “Investor Suitability.” See also “Risks—Structural and Market-Related Risks—Non-Listed Closed-End Fund Risk.”

Share Repurchases. In order to provide investors with limited liquidity prior to the listing of the Shares on a securities exchange, the Fund intends, but is not obligated, to conduct quarterly tender offers to repurchase Shares in the sole discretion of the Board of Directors. There may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted at all. If a tender offer is not made, Shareholders may not be able to sell their Shares as it is unlikely that a secondary market for the Shares will develop until the Shares are listed on a securities exchange. The Fund does not expect to conduct a tender offer to repurchase Shares until    months after the date of this Prospectus.

After such date, the Fund intends to offer to repurchase Shares on a quarterly basis on such terms as may be determined by the Board of Directors unless, in the judgment of the Board of Directors, such repurchases would not be in the best interests of the Shareholders or would violate applicable law. In determining whether the Fund should offer to repurchase Shares, the Board of Directors will consider the recommendation of the Adviser, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board of Directors that, following the initial tender offer, the Fund conduct a tender offer to repurchase Shares quarterly, concluding in March, June, September and December. However, in any given quarter, the Adviser may not recommend, and the Board of Directors may not approve, a tender offer, in which case no repurchases of Shares will occur in such quarter. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder and is not being made through this Prospectus.

In a tender offer, the Fund will offer to repurchase outstanding Shares at a price equal to the NAV per Share, or a percentage of the NAV per Share, most recently determined as of the last day of the offer. The Fund intends to limit the number of Shares to be repurchased in a quarter to    % of the then outstanding Shares, though the actual number of Shares that the Fund offers to repurchase may be less. If a tender offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. As a result, the Fund may repurchase less than the full amount of Shares that an investor requests to have repurchased. If the Fund does not repurchase the full amount of an investor’s Shares that have been requested to be repurchased, or the Fund determines not to make repurchases of its Shares, an investor may not be able to dispose of its Shares.

The Fund may find it necessary to sell a portion of its portfolio investments or to borrow money in order to finance any repurchases of its Shares. There can be no assurance that the Fund will be able to obtain such financing for its tender offers. While the Fund intends to conduct quarterly repurchase offers as described above, the Fund is not required to do so and may amend, suspend or terminate such repurchase offers at any time. Investors have no right to require the Fund to redeem their Shares. See “Share Repurchases” and “Risks—Structural and Market-Related Risks—Risks Associated with Share Repurchases” below.

Liquidity Event. If the Shares are not listed on a national securities exchange on or before        , 2022 (the “Liquidity Event Date”), the Fund, upon the approval of the Board of Directors, will seek to complete a “Liquidity Event” intended to provide liquidity for Shareholders within    months of the Liquidity Event Date, which date may be extended for a period of       if the Board of Directors determines it is in the best interest of the Shareholders to do so. A “Liquidity Event” could include (i) a merger or other transaction approved by the Board of Directors in which Shareholders receive cash or shares of a publicly traded company, (ii) the sale of all or substantially all of the Fund’s assets followed by a distribution of proceeds to Shareholders in liquidation of the Fund, (iii) converting to an “interval” fund pursuant to Rule 23c-3 under the 1940 Act by adopting a fundamental policy to conduct quarterly repurchases in accordance with the requirements of such rule, or (iv) conducting a tender offer to repurchase up to 100% of the outstanding Shares at a price equal to the then current net asset value per Share. If the Fund lists its Shares on a securities exchange, there can be no assurance that a secondary market will develop for the Shares. Because shares of listed closed-end funds frequently trade at a discount to net asset value, even if investors are able to sell their Shares, they may receive less than their purchase price and the then current net asset value per Share. This risk is separate and distinct from the risk that the Fund’s net asset value will decline. See “Liquidity Event.”

Distributions. Commencing with the first distribution, the Fund intends to declare and pay regular monthly cash distributions to Shareholders at a level rate. In order to maintain a relatively stable level of monthly distributions, the Fund may pay out less than all of its net investment income or pay out undistributed income or return capital in addition to current net investment income. A return of capital represents the return of a Shareholder’s original investment in the Shares and should not be confused with a dividend from profits and earnings. In addition, a return of capital would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. See “Distributions.”

The Fund intends to distribute all realized net capital gains, if any, at least annually. In general, the total distributions made in any taxable year (other than distributions of net capital gains) would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. See “U.S. Federal Income Tax Matters.”

The Fund’s initial distribution is expected to be declared approximately      following the commencement of investment operations, depending on market conditions. There is no assurance the Fund will make this distribution or continue to pay regular distributions or that it will do so at a particular rate. Unless an election is made to receive dividends in cash, Shareholders will automatically have all dividends and distributions reinvested in Shares through the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

Use of Leverage. The Fund currently intends to use leverage for investment and other purposes, such as for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed   % of the Fund’s Managed Assets. The Fund will not be required to reduce leverage to the extent it exceeds such amount as a result of a decline in the value of the Fund’s assets. Under current market conditions, it is expected that the Fund’s initial leverage will be approximately   % of the Fund’s Managed Assets.

The Fund initially anticipates utilizing leverage through bank Borrowings or similar term loans, subject to the limitations of the 1940 Act. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. In addition, the Borrowings in which the Fund may incur will likely be secured by a lien on the assets of the Fund. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings exceeds the then-current interest rate and other costs on such Borrowings, the Fund will generate more return or income than will be needed to pay such interest payments and other costs. In this event, the excess will be available to pay higher dividends to Shareholders. If the net rate of return on the Fund’s investments purchased with Borrowings does not exceed the costs of such Borrowings, the return to Shareholders will be less than if leverage had not been used. The cost associated with any issuance and use of leverage will be borne by the Shareholders and result in a reduction of the net asset value (“NAV”) of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee. See “Use of Leverage.”

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares that if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser. See “Risks—Structural and Market-Related Risks—Leverage Risks.”

Risk Considerations. Risk is inherent in all investing. Therefore, before investing in the Shares, you should consider the following risks as well as the other information in this Prospectus. See also “Risks—Other Investment-Related Risks” below.

Structural and Market-Related Risks:

The risks listed below are in alphabetical order and generally relate to the structure of the Fund, as opposed to any specific investments of the Fund (which are listed below under “—Marketplace Lending-Related Risks” and “Risks—Other Investment-Related Risks”), and the risks associated with general market and economic conditions.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Shareholders of opportunities to sell their Shares. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Interest Rate Risk. Interest rate risk is the risk that fixed rate instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term fixed rate instruments are generally more sensitive to interest rate changes. The Fund’s investment in such instruments means that the NAV and market price of the Shares will tend to decline if market interest rates rise. Currently, market interest rates are at or near record historical lows. Because the values of lower-rated and comparable unrated fixed rate instruments are affected both by credit risk and interest rate risk, the price movements of such lower grade instruments in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality instruments in response to changes in market interest rates. The Fund’s use of leverage, as described in this prospectus, will tend to increase Share interest rate risk.

Leverage Risks. The leverage issued by the Fund will have seniority over the Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV (and market price) of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on leverage, including Borrowings, or in the dividend rates on any preferred stock that the Fund may pay will reduce the return to Shareholders or will result in fluctuations in the dividends paid on the Shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged (which may result in a greater decline in the market price of the Shares); and

•	the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage because the definition of “Managed Assets” includes the proceeds of leverage.

There can be no assurances that a leveraging strategy will be successful. See “Use of Leverage” and “Risks—Leverage Risks.”

Liquidity Risks. An investment in the Shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. Unlike traditional listed closed-end funds, the Fund has not listed the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares unless they are listed on a securities exchange, if at all. Although the Fund intends to list the Shares on a securities exchange upon meeting applicable listing eligibility requirements, there is no guarantee that the Shares will be accepted for listing on a securities exchange or that Shareholders will be able to sell all of their Shares at their desired price. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although the Fund may seek to conduct repurchase offers of its Shares from time to time, there is no guarantee that it will do so or that all tendered Shares will be accepted for repurchase.

An investment in Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option. The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Market Risks. Overall stock market risks may affect the value of the Fund. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities. Such environments could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

No Operating History. The Fund is a non-diversified, closed-end management investment company with no operating history.

Non-Diversification Risk. The Fund is classified as non-diversified, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Non-Listed Closed-End Fund Risk. The Fund is designed for long-term investors and not as a trading vehicle. An investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Fund has not listed the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares unless they are listed on a securities exchange. The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.

Not a Complete Investment Program. The Fund is not intended to be a short-term trading vehicle. An investment in the Shares should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in the Shares.

Potential Conflicts of Interest. The Adviser and the portfolio manager of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises, or in the future may manage and/or advise, other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio manager may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser on the one hand and the Shareholders on the other. See “Risks—Structural and Market-Related Risks—Potential Conflicts of Interest.”

Regulation as Lender Risk. The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Marketplace Loans and certain Marketplace Lending Instruments. In addition, although the Fund is not currently required to hold a license in connection with the acquisition of Marketplace Loans as a lender under the platforms, one or more states could take the position that lenders under such platforms are required to be licensed. Such a requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required.

Risks Associated with Share Repurchases. Although the Fund intends to conduct tenders offers to repurchase Shares on a quarterly basis, the Fund is not obligated to make such repurchase offers. In any given quarter, the Adviser may not recommend, and the Board of Directors may not approve, a tender offer, in which case no repurchases of Shares will occur in such quarter. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted at all.

The Fund intends to limit the number of Shares to be repurchased to   % of the then outstanding amount of Shares in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less. If a tender offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to sell a portion of its portfolio investments or to borrow money in order to finance any repurchases of its Shares. There can be no assurance that the Fund will be able to obtain such financing for its tender offers. The Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. The purchase of Shares by the Fund in a tender offer will decrease the total assets of the Fund, which may increase the Fund’s expense ratio and may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.

Marketplace Lending-Related Risks.

The risks listed below are in alphabetical order and specifically apply to the marketplace lending industry and the investments of the Fund in Marketplace Lending Instruments. See “Risks—Other Investment-Related Risks” for a discussion of additional risks associated with the Fund’s investments, which may also apply to the Fund’s Marketplace Lending Instruments. In addition, see “Risks—Marketplace-Lending-Related Risks” below and “Investment Policies and Techniques—Marketplace Lending” in the SAI for additional risks of investing in Marketplace Lending Instruments.

Asset-backed Securities Risks. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Marketplace Loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Competition for Assets Risk. The current marketplace lending market in which the Fund seeks to participate is competitive and rapidly changing. The Fund may face increasing competition for access to platforms and Marketplace Lending Instruments as the marketplace lending industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments and establish more relationships with platforms than the Adviser. A platform with which the Fund has entered into an arrangement to purchase Marketplace Lending Instruments may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such platform. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in Marketplace Lending Instruments, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in Marketplace Lending Instruments. If the Fund’s access to platforms is limited, it would also be subject to increased concentration and counterparty risk. See “—Platform Concentration Risk.”

The consumer and commercial lending business is highly competitive and Marketplace Loan platforms compete with other Marketplace Loan platforms as well as larger banking, securities and investment banking firms that have substantially greater financial resources. There can be no guarantee that the rapid origination growth experienced by certain platforms in recent periods will continue. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for Marketplace Loans and other Marketplace Lending Instruments with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek Marketplace Loans and investor ability and desire to invest in Marketplace Loans and other Marketplace Lending Instruments.

Credit and Interest Rate Analysis Risk. The Adviser is reliant in part on the borrower credit information provided to it by the platforms when selecting Marketplace Lending Instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding Marketplace Loan may be lower, in some cases significantly lower, than expected.

The interest rates on Marketplace Loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the Marketplace Loans may adversely impact the ability of the Fund to receive returns on its Marketplace Lending Instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.

In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan. For example, with respect to real estate loans, the valuation of the underlying property that is used by platforms in determining whether or not to make a Marketplace Loan to the borrower may prove to be overly optimistic, in which case there would be an increased risk of default on the loan. See “Investment Policies and Techniques—Marketplace Lending—Additional Considerations with Regard to Real Estate Marketplace Lending Instruments” in the SAI for additional discussion of real estate loans and the risks associated with such loans.

Credit Risk. Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Lending Instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of Marketplace Loans when analyzing an investment in the Shares.

Default Risk. The ability of the Fund to generate income through its Marketplace Lending Instruments is dependent upon payments being made by the borrower underlying such Marketplace Lending Instruments. If a borrower is unable to make its payments on a Marketplace Loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

The Marketplace Loans in which the Fund may invest may not be secured by any collateral, may not be guaranteed or insured by any third party and are not backed by any governmental authority in any way. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. In certain situations, after the final maturity date of a loan, platforms may not have any obligation to make late payments to the lenders. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts.

Marketplace Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its Marketplace Loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured. See “Risks—Marketplace Lending-Related Risks—Default Risk.”

Fraud Risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. Platforms generally are obligated to repurchase Marketplace Loans in cases of confirmed identity theft. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

Geographic Concentration Risk. The Fund is not subject to any geographic restrictions when investing in Marketplace Loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Marketplace Loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of Marketplace Loans is comprised of Marketplace Loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the Marketplace Loans and could impact Fund performance. Further, the concentration of the Marketplace Loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk. Marketplace Loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the Marketplace Loans originated by the platform.

The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.

The Adviser is also reliant on information technology to facilitate the Marketplace Loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire Marketplace Loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of Marketplace Loans.

Investments in Platforms Risk. The platforms in which the Fund may invest may have a higher risk profile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The Fund may invest in listed or unlisted equity securities of platforms. Investments in unlisted equity securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed equity securities. The companies of unlisted securities, in comparison to companies of listed securities, may:

•	have shorter operating histories and a smaller market share, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	often operate at a financial loss;

•	be more likely to depend on the management talents and efforts of a small group of persons and the departure of any such persons could have a material adverse impact on the business and prospects of the company; and

•	generally have less predictable operating results and require significant additional capital to support their operations, expansion or competitive position.

The success of a platform is dependent upon payments being made by the borrowers of Marketplace Loans originated by the platform. Any increase in default rates on a platform’s Marketplace Loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform.

Illiquidity Risk. Marketplace Loans generally have a maturity between six months to five years. Investors acquiring Marketplace Loans and other Marketplace Lending Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Marketplace Loans and other Marketplace Lending Instruments may not be registered under the Securities Act of 1933 and are not listed on any securities exchange. Accordingly, those Marketplace Lending Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Marketplace Loans and such other Marketplace Lending Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Marketplace Loans until maturity. The Fund may not be able to sell any of its Marketplace Lending Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Marketplace Lending Instruments may be adversely affected. Moreover, certain Marketplace Lending Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

Limited Operating History of Platforms Risk. Many of the platforms, and the marketplace lending industry in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Marketplace Loans and the long term outlook of the industry is uncertain. In addition, because Marketplace Loans are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Marketplace Loans and Pass-Through Notes Risk. Marketplace Lending Instruments could constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying Marketplace Loans will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. With respect to Marketplace Loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Marketplace Loan.

Furthermore, Marketplace Loans may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent a Marketplace Loan does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Marketplace Loan will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Marketplace Loan. If a borrower first defaults on debt obligations other than the Marketplace Loan, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Marketplace Loan if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Marketplace Loans from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by the Fund when purchasing whole loans.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a Marketplace Loan after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

As Pass-Through Notes are pass-through obligations of the operators of the lending platforms, and not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Platform Concentration Risk. The Fund initially anticipates that a substantial portion of its Marketplace Loan investments will have originated from a limited number of platforms. A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future.

Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Marketplace Loans). In the event of a prepayment of the entire remaining unpaid principal amount of a Marketplace Loan, the Fund will receive such prepayment amount but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Private Investment Funds Risk. The Fund, as a holder of securities issued by private investment funds, will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to Shareholders. See “Risks—Marketplace Lending-Related Risks—Private Investment Funds Risk” and “—Asset-Backed Securities Risks.”

Regulatory and Other Risks Associated with Platforms. The platforms through which Marketplace Loans are originated are subject to various rules and regulations issued by federal, state and local government authorities. For example, these rules may require extensive disclosure to, and consents from, applicants and borrowers and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to service Marketplace Loans or collect on Marketplace Loans.

Even absent regulations, plaintiffs may successfully challenge the funding bank model. Recent case law raises questions regarding the viability of the model in which many consumer platforms operate and specifically their ability to charge the same rate as the funding bank after the loan has been sold back to the platform.

The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally also could impact the manner in which the marketplace lending industry conducts its business. In addition, Congress, the states and regulatory agencies could further regulate the consumer credit industry in ways that would make it more difficult to collect payments on Marketplace Loans. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies have become more intense.

The Fund is dependent on the continued success of the platforms that originate the Fund’s Marketplace Lending Instruments. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Marketplace Loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations. See “Risks—Marketplace Lending-Related Risks—Regulatory and Other Risks Associated with Platforms.”

Risk of Adverse Market and Economic Conditions. Marketplace Loan default rates, and the marketplace lending industry generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Marketplace Loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on the Marketplace Loans to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall marketplace lending industry.

Risk of Inadequate Guarantees and/or Collateral of Marketplace Loans. To the extent that the obligations under a Marketplace Loan are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan. For example, with respect to real estate loans, the real property security for a Marketplace Loan may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Marketplace Loan, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan. See “Risks—Marketplace Lending-Related Risks—Risk of Inadequate Guarantees and/or Collateral of Marketplace Loans.”

Risk of Regulation as an Investment Company or an Investment Adviser. If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Marketplace Loans, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

Valuation Risk. Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk. The treatment of Marketplace Loans and other Marketplace Lending Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund or the participants in the marketplace lending industry. Investors should consult their tax advisors as to the potential tax treatment of Shareholders. See “U.S. Federal Income Tax Matters.”

Federal Tax Matters. The Fund intends to elect to be treated as and to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Fund to qualify as a regulated investment company, it must meet income and asset diversification tests each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its Shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Determination of Net Asset Value. NAV per Share is determined daily as of the close of the regular trading session on the NYSE (usually 4:00 p.m. Eastern time) on each day the NYSE is open for business. NAV per Share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding.

In determining the NAV of the Shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. With respect to investments in Marketplace Lending Instruments, the Fund will generally rely on prices provided by                    .

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Directors or persons acting at their direction. See “Determination of Net Asset Value” and “Risks—Structural and Market-Related Risks—Valuation Risk” below.

Investor Suitability. An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisers should (i) consider the suitability of an investment in the Shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered an illiquid investment. See “Investor Suitability.”

Administrator, Custodian and Transfer Agent.                      (“            ”) is the Fund’s administrator. Under an Administration Servicing Agreement,         is responsible for calculating NAVs, with oversight from the Board of Directors, and providing additional fund accounting and tax services, fund administration and compliance-related services.         is entitled to receive a monthly fee at the annual rate of    % of the Fund’s average daily Managed Assets. See “Summary of Fund Expenses.”          will also act as the Fund’s transfer agent and registrar and will be responsible for coordinating and processing all repurchase offers.                                  will act as the Fund’s custodian (the “Custodian”) and         will act as custodian for the Fund’s subsidiary(ies). See “Administrator, Custodian and Transfer Agent.”

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand certain fees and expenses that you, as a Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately            Shares. Accordingly, the Fund’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $            . If the Fund issues fewer Shares, estimated expenses could be higher as a percentage of net assets attributable to Shares, which could adversely affect the investment performance of the Fund. The following table assumes the use of leverage in an amount equal to    % of the Fund’s total assets (or approximately    % of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Shares.

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(1)%
Maximum sales load on reinvested dividends (as a percentage of offering price)(2)	None
Expenses borne by the Shareholders	%

Percentage of Net Assets Attributable to Shares (Assuming the Use of Leverage Equal to % of the Fund’s Total Assets)
Annual Expenses
Management fee (3)(4)%
Administration fee (4)%
Interest payments on borrowed funds (5)%
Other expenses (6)%
Acquired fund fees and expenses	%
Total annual expenses	%
Less expense reimbursement	%
Net Annual Expenses	%

Example (7)

The example illustrates the expenses you would pay on a $      investment in the Shares (including the sales load of $     and estimated expenses of the offering payable by the Fund of $       ), assuming (1) “Net annual expenses” of     % of net assets attributable to Shares, and (2) a 5% annual return. The example assumes that certain Shareholders may pay less in total expenses as a result of either financial intermediaries waiving the sales load or the application of breakpoints in respect of the sales load.

	1 Year	3 Years	5 years	10 years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

(1)            Investments are subject to a sales load assessed at a rate of between    % and    % depending upon the amount invested. The following sales loads apply to your purchases of Shares:

(2)            There will be no sales load with respect to Shares issued directly by the Fund under the dividend reinvestment plan.

(3)            The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of   % of the Fund’s average daily Managed Assets. See “Management of the Fund.”

(4)            The management fee and administration fee are charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets includes borrowings for investment purposes and the liquidation preference of any preferred stock that may be outstanding.

(5)            Interest on borrowed funds is based on the assumed borrowing of $        at an annual interest rate of   . This amount reflects the assumption that there will not be any additional fees payable by the Fund under the assumed borrowings.

(6)            Other expenses include           .

(7)            The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Share net asset values. The Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Maryland corporation on        , 2015. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at          , and its telephone number is           .

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $         , after deduction of the sales load and payment of estimated offering expenses. The Adviser (as defined below) anticipates that the investment of the net proceeds of the continuous offering of Shares will be made in accordance with the Fund’s investment objective and policies as soon as practicable after receipt by the Fund. Pending investment of the net proceeds, the Fund may invest in cash, cash equivalents, short-term debt securities or U.S. government securities. The Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. See “Investment Objective, Strategies and Policies.”

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The investment objective of the Fund is to provide a high level of total return, with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets (as defined below) in Marketplace Loans (as defined below) may only be changed by the Board of Directors following the provision of 60 days’ prior written notice to the Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Shares and preferred shares of beneficial interest of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Investment Strategies and Policies

Under normal market conditions, the Fund will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers originated through online platforms that provide a marketplace for lending (“Marketplace Loans”). The Fund’s investments in Marketplace Loans may be made through a combination of: (i) investing in Marketplace Loans through purchases of whole loans (either individually or in aggregations) originated through a marketplace lending platform (or an affiliate); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate); and (vii) other transactions that provide the Fund with investment exposure to Marketplace Loans (collectively, the “Marketplace Lending Instruments”). The Fund’s investments in Marketplace Lending Instruments also may be made by the Fund through one or more wholly-owned subsidiaries of the Fund. The Fund currently anticipates that its Marketplace Loan investments will originate predominantly from lending platforms based in the United States, a substantial portion of which will be through purchases of whole loans. For a general discussion of the marketplace lending industry and Marketplace Lending Instruments, see “—Marketplace Lending” below and “Investment Policies and Techniques—Marketplace Lending” in the SAI. Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Marketplace Loans.

Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations and could constitute a highly risky and speculative investment. The Marketplace Lending Instruments in which the Fund may invest may have varying degrees of credit risk and the Fund will not be restricted by any borrower credit criteria or credit risk limitation. There can be no assurance that payments due on underlying Marketplace Loans will be made. It is possible that, at any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risks—Marketplace Lending-Related Risks.”

The Fund intends to invest substantially all of its Managed Assets in Marketplace Lending Instruments; however, the Fund may invest up to 20% of its Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset‑backed securities, exchange-traded notes (“ETNs”), loans other than Marketplace Loans, including secured and unsecured senior loans, and cash and cash equivalents. The Fund also may invest up to 20% of its Managed Assets in equity securities, including exchange-traded funds. See “Risks—Other Investment-Related Risks.” For a general discussion of the foregoing investments and the associated risks, see “Investment Policies and Techniques—Additional Investments and Practices of the Fund” in the SAI.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

To the extent any affiliate of the Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Directors pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include quarterly review by the Board of Directors of any such payments. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.

Investment Philosophy and Process

The Adviser believes that the recent and continuing rapid growth of the online and mobile marketplace lending industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through marketplace lending with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Marketplace Loans. At the same time, marketplace lending has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s investments in Marketplace Lending Instruments, the Adviser will review both the investment itself and the underlying platform through which such investment originated. In doing so, the Adviser considers a number of factors, including the risk-return profile of the Marketplace Loan or pools of Marketplace Loans, taking into account, among other things, the purpose of the loans (e.g., consumer loan; SME loan; student loan; real estate financing) and the terms and other characteristics of the loans (e.g., duration and geography), interest rates and expected default rates. In addition, the Adviser engages in a thorough due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risks. The Adviser also may partner with a platform to design criteria that are set as minimum requirements for an investment in any Marketplace Loans or pool of Marketplace Loans originated by that platform.

The Adviser will invest in Marketplace Loans through the use of a web-based service that provides direct access to platforms and facilitates the loan acquisition process by retrieving for the Adviser data such as bidding and listing information.

Marketplace Lending

General. Marketplace lending is often referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. Since its inception, the industry has grown to include substantial involvement of institutional investors. In the marketplace lending industry, loans and receivables are originated through online platforms that provide a marketplace that matches consumers, small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). In the case of consumer platforms, prospective borrowers must disclose or otherwise make available to the platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders. The borrower must satisfy the minimum eligibility requirements set by the operator. The operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer platforms) and the interest rate for the requested loan. Lenders may select which loans to fund based on such borrower-provided information and platform-assigned credit rating (to the extent available) and the yield to the lender, which is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees for screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. A typical servicing fee charged to the lender is 1% of the outstanding loan balance. Operators may also charge borrowers an origination fee, which is typically 1% to 5% of the loan balance. The platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan. The loans originated through the online consumer lending platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $35,000), and typically amortize through equal monthly payments to their maturity dates.

The Fund currently anticipates that its Marketplace Loan investments will originate predominantly from lending platforms based in the United States, a substantial portion of which will be whole loans. A small number of marketplace lending platforms originate a substantial portion of the Marketplace Loans in the United States (in particular, LendingClub Corporation and Prosper Funding LLC currently originate the large majority of all U.S. consumer Marketplace Loans). As such, the Fund initially anticipates that a substantial portion of its Marketplace Loan investments will have originated from one of these platforms. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that are generally expected to offer lower returns than the Fund’s target returns from investments in Marketplace Loans. See “Risks—Marketplace Lending-Related Risks—Platform Concentration Risk.”

In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. Most states limit by statute the maximum rate of interest that lenders may charge on consumer loans. A limited number of states also may have interest rate caps for certain commercial loans. The maximum permitted interest rate can vary substantially between states. Some states impose a fixed maximum rate while others link the maximum rate to a floating rate index. However, as described further below, through a partnership with a bank, an operator of a platform may be able to (through existing law and legal interpretations) impose rates that exceed statutory maximum limits. An operator that is subject to state licensing requirements must also comply with any associated recordkeeping, financial reporting, disclosure, minimum net worth, surety bond or similar requirements imposed by state law, must observe any limitations that applicable state laws impose on the business activities or practices of licensed entities (including any limits imposed on permitted rates or fees) and will be subject to examination by the applicable state regulators. The federal and state consumer protection laws generally (i) require lenders to provide consumers with specified disclosures regarding the terms of the loans and/or impose substantive restrictions on the terms on which loans are made; (ii) prohibit lenders from discriminating against consumers on the basis of certain protected classes; and (iii) restrict the actions that a lender or debt collector can take to realize on delinquent or defaulted loans. Operators of platforms that are not organized as banks are not subject to direct supervision by federal bank or financial institution regulators such as the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency or the Federal Reserve Bank. However, operators of platforms that have partnered with banks (as described below) may nonetheless agree (at the request of such banks) to comply with certain banking laws not otherwise applicable to the platforms. See “Risks—Marketplace Lending-Related Risks—Regulation of Platforms Risk.”

Marketplace Loans and Pass-Through Notes. As noted above, the underlying Marketplace Loan origination processes employed by each platform may vary significantly. Under one model employed by certain platforms in the United States, the operator of the platform maintains with a bank a segregated deposit account that has on deposit the amounts to be provided by the lenders with respect to each loan. The principal amount of each loan is then advanced by the same or a different bank (the “funding bank”). A platform operator may sell the loan directly to an investor under a whole loan purchase program. Institutional investors, such as the Fund, typically invest in whole loans, and therefore acquire the entire beneficial interest in the loans in which they invest, rather than fractional portions of or participations in such loans. Alternatively, the operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders on deposit in the segregated deposit account and issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or holders of any related Pass-Through Notes, as applicable.

Marketplace Loans are typically non-recourse obligations of the operator (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders assume all of the credit risk on the loans they fund through a Pass-Through Note whole loan or purchase from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Marketplace Loan to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). At the same time, the relatively low principal amounts of Marketplace Loans often makes it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Marketplace Loans may be secured (generally in the case of SME loans and real estate loans) or unsecured (generally in the case of consumer loans). For example, real estate Marketplace Loans may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure a Marketplace Loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. See “Risks—Marketplace Lending-Related Risks.”

The Marketplace Loans issued to investors are executed electronically and no physical notes are delivered. With the exception of Pass-Through Notes issued by LendingClub Corporation and Prosper Funding LLC, no Marketplace Loans currently being offered have been registered with the SEC. In addition, Marketplace Loans are not listed on any securities exchange. Marketplace Loans are therefore generally illiquid and the issuers provide no assurances as to the liquidity or value of the loans. The Marketplace Loan issuer may be the platform operator itself or a bankruptcy-remote affiliate.

Operators of platforms that have entered into arrangements with funding banks, as described above, may avoid being subject to state usury law limitations in reliance on a federal law preemption that permits banks to “export” their home state interest rates and to not be subject to the borrower’s state usury laws. These arrangements are structured such that the funding bank, and not the operator of the platform, is deemed to be the “true lender.” This model, however, has been brought into question by a recent decision of the U.S. Second Circuit Court of Appeals. Under other models employed by various platforms, operators may determine not to engage in any arrangements with a funding bank. In these cases, operators may determine to rely on a single state’s lending license in order to lend to borrowers across multiple states. See “—Risk Considerations—Marketplace Lending-Related Risks” below for a discussion of the principal risks associated with the Fund’s investments in Marketplace Loans and “Investment Policies and Techniques—Marketplace Lending” in the SAI for additional discussion of the marketplace lending industry, including continued discussion of the regulatory landscape applicable to industry participants.

Asset-Backed Securities. The Fund also may invest in Marketplace Loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. See “Risks—Marketplace Lending-Related Risks—Asset-Backed Securities Risks.”

Private Investment Funds. The Fund may invest in private investment funds that invest in Marketplace Loans. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, (ii) a subsidiary that acts as the investment fund’s general partner and investment manager, and (iii) a business trust or similar entity that purchases Marketplace Loans originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Marketplace Loans and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to eliminate operator credit risk for the investors in the investment fund. See “Risks—Marketplace Lending-Related Risks—Private Investment Funds Risk”

Other Investments in Marketplace Lending Instruments. The Fund may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling the Fund, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents. See “Risks—Marketplace Lending-Related Risks—Investments in Platforms Risk” and “Risks—Other Investment-Related Risks.”

The Fund also may wholly-own or otherwise control certain pooled investment vehicles which hold Marketplace Loans, which may be formed and managed by the Adviser.

USE OF LEVERAGE

The Fund currently intends to use leverage for investment and other purposes, such as for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed   % of the Fund’s Managed Assets. The Fund will not be required to reduce leverage to the extent it exceeds this amount as a result of a decline in the value of the Fund’s assets. Under current market conditions, it is expected that the Fund’s initial leverage will be approximately   % of the Fund’s Managed Assets.

The Fund initially anticipates utilizing leverage through bank Borrowings or similar term loans, subject to the limitations of the 1940 Act. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. The Borrowings in which the Fund may incur may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings exceeds the then-current interest rate and other costs on such Borrowings, the Fund will generate more return or income than will be needed to pay such interest payments and other costs. In this event, the excess will be available to pay higher dividends to Shareholders. If the net rate of return on the Fund’s investments purchased with Borrowings does not exceed the costs of such Borrowings, the return to Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Shareholders. In addition, the cost associated with any issuance and use of leverage will be borne by the Shareholders and result in a reduction of the NAV of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class.

The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act, as described below. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The leverage utilized by the Fund would have complete priority upon distribution of assets over the Shares.

Under the requirements of the 1940 Act, the Fund, immediately after any Borrowing, must have an “asset coverage” of at least 300% (33-1/3% of total assets). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Also under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the Shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. If the Fund has preferred stock outstanding, two of the Fund’s directors will be elected by the holders of preferred stock as a class. The remaining directors of the Fund will be elected by holders of Shares and preferred stock voting together as a single class. In the event the Fund failed to pay dividends on preferred stock for two years, the holders of the preferred stock would be entitled to elect a majority of the directors of the Fund. If preferred stock is issued, it may pay dividends based on short-term interest rates. The adjustment period for preferred stock dividends could be as short as one day or as long as a year or more.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares that if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser. See “Risks—Leverage Risks.”

Effects of Leverage

Assuming that the Borrowings of the Fund will represent approximately   % of the Fund’s Managed Assets and pay interest at an annual combined average rate of   %, the return generated by the Fund’s portfolio (net of estimated expenses) must exceed    % in order to cover the dividend and interest payments specifically related to the Fund’s leverage. Of course, these numbers are merely estimates used for illustration. Actual dividends and interest rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the use of leverage through Borrowings representing    % of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual dividend or interest on its leverage of     %.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Share Total Return	( )%	( )%	( )%	( )%	( )%

Share total return is composed of two elements: the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

NON-LISTED CLOSED-END FUND

The Fund is organized as a closed-end management investment company. Unlike shares of open‑end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be redeemable at an investor’s option and, unlike traditional listed closed-end funds, the Shares will not initially be listed on any securities exchange. Therefore, investors should not expect to be able to sell their Shares regardless of how the Fund performs. Although the Fund intends to list the Shares on a securities exchange upon meeting applicable listing eligibility requirements, investors should consider that they may not have access to the money they invest until the listing of the Shares or the occurrence of a Liquidity Event (as defined below). The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Shares is not suitable for investors who might need access to the money they invest in the foreseeable future. The Fund does not expect a secondary market in the Shares to develop unless the Shares are listed on a securities exchange, if at all. There can be no assurance that the Fund will be able to meet the listing eligibility requirements of a securities exchange or that trading on a securities exchange will create sufficient liquidity for investors in the Shares. Accordingly, the Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. Although the Fund intends to make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will do so or that it will repurchase all Shares that are tendered by a Shareholder in connection with any repurchase offer. See “Investor Suitability.”

RISKS

Risk is inherent in all investing. Therefore, before investing in the Shares, investors should consider the following risk factors and special considerations associated with investing in the Shares.

Structural and Market-Related Risks:

The risks listed below are in alphabetical order and generally relate the structure of the Fund, as opposed to any specific investments of the Fund (which are listed below under “—Marketplace Lending-Related Risks” and “—Other Investment-Related Risks”), and the risks associated with general market and economic conditions.

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Shareholders of opportunities to sell their Shares. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Interest Rate Risk

Interest rate risk is the risk that fixed rate instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term fixed rate instruments are generally more sensitive to interest rate changes. The Fund’s investment in such instruments means that the NAV and market price of the Shares will tend to decline if market interest rates rise. Currently, market interest rates are at or near record historical lows. Because the values of lower-rated and comparable unrated fixed rate instruments are affected both by credit risk and interest rate risk, the price movements of such lower grade instruments in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality instruments in response to changes in market interest rates. The Fund’s use of leverage, as described in this prospectus, will tend to increase Share interest rate risk.

Leverage Risks

The leverage issued by the Fund will have seniority over the Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV (and market price) of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on leverage, including Borrowings, or in the dividend rates on any preferred stock that the Fund may pay will reduce the return to Shareholders or will result in fluctuations in the dividends paid on the Shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged (which may result in a greater decline in the market price of the Shares); and

•	the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage because the definition of “Managed Assets” includes the proceeds of leverage.

There can be no assurances that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Shareholders of maintaining the leveraged position are believed by the Board of Directors to outweigh any current reduced return.

The funds borrowed pursuant to a leverage borrowing program (such as a credit line), or obtained through the issuance of preferred stock, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Shareholders and the holders of preferred stock with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to its Shares or preferred stock, or to purchase Shares or preferred stock, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Shares unless all dividends on its preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See “Use of Leverage.”

The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for preferred stock or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Liquidity Risks

An investment in the Shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. Unlike traditional listed closed-end funds, the Fund has not listed the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares unless they are listed on a securities exchange, if at all. Although the Fund intends to list the Shares on a securities exchange upon meeting applicable listing eligibility requirements, there is no guarantee that the Shares will be accepted for listing on a securities exchange or that Shareholders will be able to sell all of their Shares at their desired price. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although the Fund may seek to conduct repurchase offers of its Shares from time to time, there is no guarantee that it will do so or that all tendered Shares will be accepted for repurchase.

An investment in Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option. The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk and Reliance on Key Personnel

The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management teams could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Market Risks

Overall stock market risks may affect the value of the Fund. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities. Such environments could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

No Operating History

The Fund is a non-diversified, closed-end management investment company with no operating history.

Non-Diversification Risk

The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Non-Listed Closed-End Fund Risk

The Fund is designed for long-term investors and not as a trading vehicle. An investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Fund has not listed the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares unless they are listed on a securities exchange. The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.

Not a Complete Investment Program

The Fund is intended for investors seeking total return over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Shares should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in the Shares.

Potential Conflicts of Interest

The Adviser and the portfolio manager of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises, or may in the future manage and/or advise, other investment funds or accounts with the same or similar investment objective and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio manager may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio manager may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio manager also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Adviser and its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser may manage or advise from time to time. See “Management of the Fund—Investment Adviser” in the SAI.

In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser on the one hand and the Shareholders of the Fund on the other.

Regulation as Lender Risk

The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Marketplace Loans and certain Marketplace Lending Instruments. In addition, although the Fund is not currently required to hold a license in connection with the acquisition of Marketplace Loans as a lender under the platforms, one or more states could take the position that lenders under such platforms are required to be licensed. Such a requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required.

Risks Associated with Share Repurchases

Although the Fund intends to conduct tenders offers to repurchase Shares on a quarterly basis, the Fund is not obligated to make such repurchase offers. In any given quarter, the Adviser may not recommend, and the Board of Directors may not approve, a tender offer, in which case no repurchases of Shares will occur in such quarter. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted at all.

The Fund intends to limit the number of Shares to be repurchased to   % of the then outstanding amount of Shares in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less. If a tender offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to sell a portion of its portfolio investments or to borrow money in order to finance any repurchases of its Shares. There can be no assurance that the Fund will be able to obtain such financing for its tender offers. The Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. The purchase of Shares by the Fund in a tender offer will decrease the total assets of the Fund, which may increase the Fund’s expense ratio and may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.

Marketplace Lending-Related Risks:

The risks listed below are in alphabetical order and specifically apply to the marketplace lending industry and the investments of the Fund in Marketplace Lending Instruments. See below under “—Other Investment-Related Risks” for a discussion of additional risks associated with the Fund’s investments, which may also apply to the Fund’s Marketplace Lending Instruments. In addition, see “Investment Policies and Techniques—Marketplace Lending” in the SAI for additional risks of investing in Marketplace Lending Instruments.

Asset-Backed Securities Risks

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Marketplace Loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Competition for Assets Risk

The current marketplace lending market in which the Fund seeks to participate is competitive and rapidly changing. The Fund may face increasing competition for access to platforms and Marketplace Lending Instruments as the marketplace lending industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments and establish more relationships with platforms than the Adviser. A platform with which the Fund has entered into an arrangement to purchase Marketplace Lending Instruments may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such platform. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in Marketplace Lending Instruments, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in Marketplace Lending Instruments. If the Fund’s access to platforms is limited, it would also be subject to increased concentration and counterparty risk. See “—Platform Concentration Risk.”

The consumer and commercial lending business is highly competitive and Marketplace Loan platforms compete with other Marketplace Loan platforms as well as larger banking, securities and investment banking firms that have substantially greater financial resources. There can be no guarantee that the rapid origination growth experienced by certain platforms in recent periods will continue. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for Marketplace Loans and other Marketplace Lending Instruments with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek Marketplace Loans and investor ability and desire to invest in Marketplace Loans and other Marketplace Lending Instruments.

Credit and Interest Rate Analysis Risk

The Adviser is reliant in part on the borrower credit information provided to it by the platforms when selecting Marketplace Lending Instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding Marketplace Loan may be lower, in some cases significantly lower, than expected.

The interest rates on Marketplace Loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the Marketplace Loans may adversely impact the ability of the Fund to receive returns on its Marketplace Lending Instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.

In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan. For example, with respect to real estate loans, the valuation of the underlying property that is used by platforms in determining whether or not to make a Marketplace Loan to the borrower may prove to be overly optimistic, in which case there would be an increased risk of default on the loan. See “Investment Policies and Techniques—Marketplace Lending—Additional Considerations with Regard to Real Estate Marketplace Lending Instruments” in the SAI for additional discussion of real estate loans and the risks associated with such loans.

Credit Risk

Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Lending Instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of Marketplace Loans when analyzing an investment in the Shares.

Default Risk

The ability of the Fund to generate income through its Marketplace Lending Instruments is dependent upon payments being made by the borrower underlying such Marketplace Lending Instruments. If a borrower is unable to make its payments on a Marketplace Loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

The Marketplace Loans in which the Fund may invest may not be secured by any collateral, may not be guaranteed or insured by any third party and are not backed by any governmental authority in any way. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. In certain situations, after the final maturity date of a loan, platforms may not have any obligation to make late payments to the lenders. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts.

Marketplace Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its Marketplace Loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.

Where a borrower is an individual, if he or she dies while the loan is outstanding, his or her estate may not contain sufficient assets to repay the loan or the executor of the estate may prioritize repayment of other creditors. Numerous other events could impact an individual’s ability or willingness to repay a Marketplace Loan, including divorce or sudden significant expenses.

A platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest. If a platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Fund. Alternatively, if the platform denies a claim of identify theft, it would not be required to repurchase the loan or indemnify the Fund.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s personal liability on its Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Fraud Risk

The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. Platforms generally are obligated to repurchase Marketplace Loans in cases of confirmed identity theft. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

Geographic Concentration Risk

The Fund is not subject to any geographic restrictions when investing in Marketplace Loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Marketplace Loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of Marketplace Loans is comprised of Marketplace Loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the Marketplace Loans and could impact Fund performance. Further, the concentration of the Marketplace Loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk

Marketplace Loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the Marketplace Loans originated by the platform.

The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.

The Adviser is also reliant on information technology to facilitate the Marketplace Loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire Marketplace Loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of Marketplace Loans.

Investments in Platforms Risk

The platforms in which the Fund may invest may have a higher risk profile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The Fund may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed securities. The companies of unlisted securities, in comparison to companies of listed securities, may:

•	have shorter operating histories and a smaller market share, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	often operate at a financial loss;

•	be more likely to depend on the management talents and efforts of a small group of persons and the departure of any such persons could have a material adverse impact on the business and prospects of the company; and

•	generally have less predictable operating results and require significant additional capital to support their operations, expansion or competitive position.

The success of a platform is dependent upon payments being made by the borrowers of Marketplace Loans originated by the platform. Any increase in default rates on a platform’s Marketplace Loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform.

Illiquidity Risk

Marketplace Loans generally have a maturity between six months to five years. Investors acquiring Marketplace Loans and other Marketplace Lending Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Marketplace Loans and other Marketplace Lending Instruments may not be registered under the Securities Act of 1933 and are not listed on any securities exchange. Accordingly, those Marketplace Lending Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Marketplace Loans and such other Marketplace Lending Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Marketplace Loans until maturity. The Fund may not be able to sell any of its Marketplace Lending Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Marketplace Lending Instruments may be adversely affected. Moreover, certain Marketplace Lending Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

Limited Operating History of Platforms Risk

Many of the platforms, and the marketplace lending industry in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Marketplace Loans and the long term outlook of the industry is uncertain. In addition, because Marketplace Loans are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Marketplace Loans and Pass-Through Notes Risk

Marketplace Lending Instruments could constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying Marketplace Loans will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. With respect to Marketplace Loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Marketplace Loan.

Furthermore, Marketplace Loans may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent a Marketplace Loan does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Marketplace Loan will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Marketplace Loan. If a borrower first defaults on debt obligations other than the Marketplace Loan, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Marketplace Loan if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Marketplace Loans from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by the Fund when purchasing whole loans.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a Marketplace Loan after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

As Pass-Through Notes are pass-through obligations of the operators of the lending platforms, and not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Platform Concentration Risk

The Fund initially anticipates that a substantial portion of its Marketplace Loan investments will have originated from a limited number of platforms. A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future.

Prepayment Risk

Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Marketplace Loans). In the event of a prepayment of the entire remaining unpaid principal amount of a Marketplace Loan, the Fund will receive such prepayment amount but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Private Investment Funds Risk

The Fund, as a holder of securities issued by private investment funds, will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to Shareholders.

Regulatory and Other Risks Associated with Platforms

The platforms through which Marketplace Loans are originated are subject to various rules and regulations issued by federal, state and local government authorities. For example, these rules may require extensive disclosure to, and consents from, applicants and borrowers and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to service Marketplace Loans or collect on Marketplace Loans.

Marketplace lending industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, Marketplace Loans generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities.

As noted above, each of the platforms through which the Fund may invest may adhere to a novel or different business model, resulting in uncertainty as to the regulatory environment applicable to a particular platform and the Fund. For example, one platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The platform must comply with that state’s licensing requirements and, if applicable, usury limitations. However, other states could seek to regulate the platform (or the Fund as a lender under the platform) on the basis that loans were made to companies located in such other state. In that case, loans made in that other state could be subject to the maximum interest rate limits, if any, of such jurisdiction, which could limit potential revenue for the Fund. In addition, it could further subject the platform (or the Fund) to such state’s licensing requirements.

Another platform, on the other hand, might follow a different model pursuant to which all loans originated by the platform must be made through a bank. The bank may work jointly with the platform to act as issuer, i.e., the true lender, of the platform’s loans. However, if challenged, courts may instead determine that the platform (or the Fund as a lender under the platform) is the true lender of the loans. In fact, courts have recently applied differing interpretations to the analysis of which party should be deemed the true lender. The resulting uncertainty may increase the possibility of claims brought against the platforms by borrowers seeking to void their loans or subject the platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the platform (or the Fund) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, and the platform (and/or the Fund) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Adviser’s ability to continue to invest in certain or all Marketplace Loans and other Marketplace Lending Instruments and the Fund’s ability to pursue its investment objective and generate anticipated returns.

If the platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states was determined to violate applicable lending laws, this could subject the platforms to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could materially and negatively impact the platforms’ operations and ability to operate, in which case they may be forced to terminate or significantly alter their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

Even absent regulations, plaintiffs may successfully challenge the funding bank or other lending models. Recent case law raises questions regarding the viability of the model in which many consumer platforms operate and specifically their ability to charge the same rate as the funding bank after the loan has been sold back to the platform. The U.S. Court of Appeals for the Second Circuit recently issued a significant decision interpreting the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans originated by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although binding only in Connecticut, New York and Vermont, this decision nonetheless may significantly affect non-bank assignees of loans, including the loan origination practices of certain marketplace lenders. Potential consequences include the following: (i) non-bank assignees/purchasers of bank loans may face uncertainty as to their ability to rely upon federal preemption of state usury laws; and (ii) a number of marketplace lending platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps—the Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). The decision, which appears to be contrary to other federal circuit court decisions and inconsistent with long-standing commercial practice, could be challenged and reconsidered and therefore the long term impact of the decision is uncertain.

In addition, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to enforce a Marketplace Loan. If a platform or related entity were to go into bankruptcy or become the subject of a similar insolvency proceeding, the platform or related entity may stop performing its services with respect to the Marketplace Loans. For example, if the servicer of the Marketplace Loans is involved in such a proceeding, it may be difficult to find a replacement for such services. A replacement entity may seek additional compensation or revised terms with respect to the obligations of the servicer. The servicer may also have the power, in connection with a bankruptcy or insolvency proceeding and with the approval of the court or the bankruptcy trustee or similar official, to assign its rights and obligations as servicer to a third party without the consent, and even over the objection, of any affected parties. If the servicer is a debtor in bankruptcy or the subject of an insolvency or similar proceeding, this may limit the ability of affected parties to enforce the obligations of the servicer, to collect any amount owing by the servicer or to terminate and replace the servicer. A bankruptcy court may also reduce the monthly payments due under the related contract or loan or change the rate of interest and time of repayment of the indebtedness. Borrowers may delay or suspend making payments on Marketplace Loans because of the uncertainties occasioned by the platform or its related entities becoming subject to a bankruptcy or similar proceeding, even if the borrowers have no legal right to do so. It is possible that a period of adverse economic conditions resulting in high defaults and delinquencies on the Marketplace Loans will increase the potential bankruptcy risk to platforms and its related entities.

The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms could seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally also could impact the manner in which the marketplace lending industry conducts its business. In addition, Congress, the states and regulatory agencies could further regulate the consumer credit industry in ways that would make it more difficult to collect payments on Marketplace Loans. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies have become more intense.

The Fund is dependent on the continued success of the platforms that originate the Fund’s Marketplace Lending Instruments. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Marketplace Loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations.

Risk of Adverse Market and Economic Conditions

Marketplace Loan default rates, and the marketplace lending industry generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Marketplace Loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on the Marketplace Loans to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall marketplace lending industry.

Risk of Inadequate Guarantees and/or Collateral of Marketplace Loans

To the extent that the obligations under a Marketplace Loan are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan. For example, with respect to real estate loans, the real property security for a Marketplace Loan may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Marketplace Loan, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.

If a borrower of a secured Marketplace Loan enters bankruptcy, an automatic stay of all proceedings against such borrower’s property will be granted. This stay will prevent any recovery and liquidation of the collateral securing such loan, unless relief from the stay can be obtained from the bankruptcy court. There is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In addition, bankruptcy courts have broad powers to permit a sale of collateral free of any lien, to compel receipt of an amount less than the balance due under the Marketplace Loan and to permit the borrower to repay the Marketplace Loan over a term which may be substantially longer than the original term of the loan.

It is possible that the same collateral could secure multiple Marketplace Loans of a borrower. To the extent that collateral secures more than one Marketplace Loan, the liquidation proceeds of such collateral may not be sufficient to cover the payments due on all such loans.

Risk of Regulation as an Investment Company or an Investment Adviser

If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Marketplace Loans, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

Valuation Risk

Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk

The treatment of Marketplace Loans and other Marketplace Lending Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund or the participants in the marketplace lending industry. Investors should consult their tax advisors as to the potential tax treatment of Shareholders. See “U.S. Federal Income Tax Matters.”

Other Investment-Related Risks:

The risks listed below are in alphabetical order and generally apply to the principal investments the Fund may make. See “Investment Policies and Techniques—Additional Investments and Practices of the Fund” in the SAI for additional discussion of the risks associated with the Fund’s investments.

Credit and Below Investment Grade Securities Risks

Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. In addition, these securities are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities.

Debt Securities Risks

Debt securities are subject to various risks, including:

•	Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•	Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

•	Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Shares’ market price or the overall return of the Fund.

Distressed and Defaulted Instruments Risks

The Fund may invest in distressed instruments, which may include Marketplace Lending Instruments. Investments in the instruments of financially distressed issuers involve substantial risks. These instruments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its instruments may prove to be wrong.

Other risks involved with distressed instruments include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. With distressed investing, there may be a time lag between when the Fund makes an investment and when the Fund realizes the value of the investment. In addition, the Fund may incur legal and other monitoring costs in protecting the value of the Fund’s claims.

Equity Securities Risks

The value of a particular equity security in which the Fund may invest may decrease. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity. Equity securities tend to be more volatile than bonds and money market instruments. Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

Exchange-Traded Note Risks

The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity (for example, the Fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.

Investment Company Risks

The Fund will incur higher and additional expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices or operations of such other investment companies. To the extent that the Fund invests in one or more investment companies that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the performance of such investment companies, and that of the Fund, may be more volatile than investment companies that do not concentrate in a particular industry.

The investment companies in which the Fund invests are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of the investment companies in which it invests only when that information is made available to the public. The Fund cannot dictate how these companies invest their assets. The investment companies in which the Fund may invest may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus.

The ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs. ETFs may not be able to match or outperform their benchmarks.

The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one investment company to 3% of such company’s outstanding voting stock. As a result, the Fund may hold a smaller position in an investment company than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which the stockholders of the investment companies in which the Fund invests are solicited to vote, the Adviser may be required to vote its shares in such companies in the same proportion as shares held by other stockholders of the those companies. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in certain ETFs in excess of the limits set forth in the 1940 Act subject to the terms and conditions set forth in such exemptive orders.

Restricted Instruments Risk

Investments in restricted instruments, including Marketplace Lending Instruments and securities that have not been registered under the Securities Act of 1933 and are subject to restrictions on resale, could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if eligible investors are unwilling to purchase these instruments. Restricted instruments may be difficult to dispose of at the price at which the Fund has valued the instruments and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted instruments generally is more volatile than that of more liquid instruments, which may adversely affect the price that the Fund recovers upon the sale of such instruments. Illiquid and restricted instruments are also more difficult to value, especially in challenging markets. Investment of the Fund’s assets in illiquid and restricted instruments may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid and restricted instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with Share repurchases) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted instruments. In order to dispose of an unregistered instrument, the Fund, where it has contractual rights to do so, may have to cause such instrument to be registered. A considerable period may elapse between the time the decision is made to sell the instrument and the time the instrument is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of instruments vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the instruments. In either case, the Fund would bear market risks during that period.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors has the overall responsibility for the management of the Fund. The Board of Directors generally oversees the actions of the Adviser and other service providers of the Fund. The name and business address of the directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth, a registered investment adviser, is the Fund’s investment adviser and will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. As of        , 2015, RiverNorth managed approximately $        for      series of a registered open-end management investment company and private investment funds. See “Management of the Fund” in the SAI.

Portfolio Management

Philip K. Bartow and Patrick W. Galley will be responsible for implementing portfolio management decisions for the Fund.

Philip K. Bartow is a co-portfolio manager of the Fund. Mr. Bartow joined RiverNorth in 2015 and manages the firm’s Marketplace Lending strategy. Prior to joining RiverNorth, Mr. Bartow was a Principal at Spring Hill Capital, where he focused on analyzing and trading structured credit, commercial mortgage and asset-backed fixed income investments. Mr. Bartow started his career in the Mortgage Department at Lehman Brothers Inc. in New York. Mr. Bartow holds an MBA from Columbia Business School with a concentration in Accounting and Finance. Mr. Bartow is also a graduate of Williams College, where he received a B.A. in Economics.

Patrick W. Galley, CFA is a co-portfolio manager of the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

The Fund’s SAI provides information about the compensation received by the portfolio managers, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Board of Directors. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of    % of the Fund’s average daily Managed Assets for the service it provides.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser on the one hand and the Shareholders on the other. Because leverage costs will be borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the Shareholders and not by holders of preferred stock or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to Shareholders for the periods during which such continuations occur.

In addition, under a License Agreement, the Adviser has consented to the use by the Fund of the identifying word or name “RiverNorth” in the name of the Fund, and to use of certain associated trademarks. Such consent is conditioned upon the employment of the Adviser or an affiliate thereof as investment adviser to the Fund. If at any time the Fund ceases to employ the Adviser or an affiliate as investment adviser of the Fund, the Fund may be required to cease using the word or name “RiverNorth” in the name of the Fund, and cease making use of the associated trademarks, as promptly as practicable.

INVESTOR SUITABILITY

An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisers should (i) consider the suitability of an investment in the Shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. The Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market for its Shares to exist in the future unless the Shares are listed on a securities exchange, if at all.

PLAN OF DISTRIBUTION

                  ,               (the “Distributor”) is serving as the Fund’s principal underwriter and acts as the distributor of the Shares. The Distributor is obligated to sell the Shares on a best efforts basis only against purchase orders for the Shares. Shares are offered to the public on a continuous basis at NAV per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund, plus any applicable sales load.

The Adviser or its affiliates, in the Adviser’s or affiliate’s discretion and from their own resources, including out of the Adviser’s own legitimate profits from advising the Fund, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchase Terms

The Shares are offered for sale at [NAV per Share], plus any applicable sales load, and the price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares. The minimum initial investment in Shares is $     , with a minimum subsequent investment of $    , plus any applicable sales load.

The sales load payable by each investor will depend upon the amount invested by such investor in the Fund, ranging from    % to    %, as set forth in the table below. A reallowance will be made by the Distributor from the sales load paid by each investor. There are no sales loads on reinvested distributions. Each of the Fund and the Adviser reserves the right to waive sales loads at its discretion. The following sales loads apply to your purchases of Shares:

As shown above, investors that purchase $        or more of the Shares will not pay any initial sales load on the purchase. However, Shares repurchased by the Fund may be subject to a repurchase fee of up to 2.00%.

You may be able to buy Shares without a sales load (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

•	a current or former director of the Fund;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Code) of the Advsier or its affiliates or of a broker-dealer authorized to sell Shares;

•	purchasing Shares through the Adviser; or

•	purchasing Shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the financial intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales load, the right of accumulation allows you to include prior purchases of Shares as part of your current investment as well as reinvested distributions. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a Shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Shares as if you were making them all at once for the purposes of calculating the applicable reduced sales loads. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales load reduction, you also may include the cost of Shares which were previously purchased at a price including a sales load during the 90-day period prior to the Distributor receiving the letter of intent. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Opening an Account

You may purchase Shares directly from the Fund. You also may purchase Shares through a brokerage firm or other intermediary that has contracted with the Fund to sell Shares. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares. Shares are available exclusively to U.S. citizens.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at            to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering Shares at any time.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that when you open an account, the Fund will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. The Fund also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If the Fund does not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If the Fund is unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if the Fund is unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If the Fund closes your account because it is unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

If you have any questions regarding the Fund, please call the transfer agent at            .

Purchasing Shares

You may buy Shares on any “business day” the Fund is accepting purchase orders. Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares are sold at [NAV per Share]. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern time. See “Determination of Net Asset Value” below.

If you are purchasing directly from the Fund, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

To Place Orders
By Mail:	Overnight Mail:

Purchase orders received in “proper form” by the Fund’s transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. Eastern time. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•	Fund name and account number;

•	Account name(s) and address;

•	The dollar amount or number of Shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

IRA accounts are subject to annual custodial fees. Call the Fund’s transfer agent about the IRA custodial fees.

Method of Payment. All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than a money order issued by a bank), credit card checks and checks drawn on non-U.S. financial institutions will not be accepted. Checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the Fund are considered third-party checks. Cashier’s checks and bank official checks and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at          to set up your account, to obtain an account number and obtain instructions on how to complete the wire transfer. You must provide a signed application to           , at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge potential investors and Shareholders for this service in the future.

Minimum Investments

The minimum initial investment is $     . For an IRA account, the minimum initial investment is $    . The minimum subsequent investment is $    . You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing Shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

SHARE REPURCHASES

In order to provide investors with limited liquidity prior to the listing of the Shares on a securities exchange, the Fund intends, but is not obligated, to conduct quarterly tender offers to repurchase Shares in the sole discretion of the Board of Directors. There may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted at all. If a tender offer is not made, Shareholders may not be able to sell their Shares as it is unlikely that a secondary market for the Shares will develop until the Shares are listed on a securities exchange. The Fund does not expect to conduct a tender offer to repurchase Shares until    months after the date of this Prospectus.

After such date, the Fund intends to offer to repurchase Shares on a quarterly basis on such terms as may be determined by the Board of Directors unless, in the judgment of the Board of Directors, such repurchases would not be in the best interests of the Shareholders or would violate applicable law. In determining whether the Fund should offer to repurchase Shares, the Board of Directors will consider the recommendation of the Adviser, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board of Directors that, following the initial tender offer, the Fund conduct a tender offer to repurchase Shares quarterly, concluding in March, June, September and December. However, in any given quarter, the Adviser may not recommend, and the Board of Directors may not approve, a tender offer, in which case no repurchases of Shares will occur in such quarter. For example, if adverse market conditions cause the Fund’s investments to become illiquid or trade at depressed prices or if the Adviser believes that conducting a tender offer would impose an undue burden on Shareholders who do not tender compared to the benefits of giving Shareholders the opportunity to sell all or a portion of their Shares, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than   % of the Shares then outstanding. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder and is not being made through this Prospectus.

In a tender offer, the Fund will offer to repurchase outstanding Shares at a price equal to the NAV per Share, or a percentage of the NAV per Share, most recently determined as of the last day of the offer. The Fund intends to limit the number of Shares to be repurchased in a quarter to   % of the then outstanding Shares, though the actual number of Shares that the Fund offers to repurchase may be less. If a tender offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. As a result, the Fund may repurchase less than the full amount of Shares that an investor requests to have repurchased. If the Fund does not repurchase the full amount of an investor’s Shares that have been requested to be repurchased, or the Fund determines not to make repurchases of its Shares, an investor may not be able to dispose of its Shares.

In determining whether to accept the Adviser’s recommendation to conduct a tender offer to repurchase Shares, the Board may consider the following factors, among others:

(a)	whether any Shareholders have requested to tender Shares to the Fund;

(b)	the liquidity of the Fund’s assets;

(c)	the history of the Fund in repurchasing Shares;

(d)	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

(e)	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of Shares.

The Fund may find it necessary to sell a portion of its portfolio investments or to borrow money in order to finance any repurchases of its Shares. There can be no assurance that the Fund will be able to obtain such financing for its tender offers.

Although tender offers generally would be beneficial to Shareholders by providing them with some ability to sell their Shares at NAV, or a percentage of NAV per Share, the acquisition of Shares by the Fund will decrease the total assets of the Fund. Tender offers are, therefore, likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio investments and/or may limit the Fund’s ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy repurchases of Shares, the Fund would not be fully invested, which may reduce the Fund’s investment performance. Furthermore, to the extent the Fund borrows to finance the making of tender offers, interest on such borrowings reduces the Fund’s net investment income. In order to repurchase Shares that are tendered, the Fund may be required to sell its more liquid, higher quality portfolio investments, which may increase risks for remaining Shareholders and increase Fund expenses. Consummating a tender offer may require the Fund to liquidate portfolio investments, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so. See “Risks—Structural and Market-Related Risks—Risks Associated with Share Repurchases.”

While the Fund intends to conduct quarterly repurchase offers as described above, the Fund is not required to do so and may amend, suspend or terminate such repurchase offers at any time. Investors have no right to require the Fund to redeem their Shares. Any Share repurchase program may be delayed or discontinued at any time.

The Fund does not expect to repurchase Shares pursuant to a tender offer if:

(1)
the purchase of such Shares would impair the Fund’s status as a regulated investment company under the U.S. federal income tax laws (which would cause the Fund’s income to be taxed at the corporate level in addition to the taxation of Shareholders who receive dividends from the Fund);

(2)	the Fund would not be able to liquidate portfolio investments in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Shares tendered pursuant to the tender offer; or

(3)	there is, in the judgment of the Board of Directors, any:

(a)	legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund,

(b)	declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the state of Illinois or New York, which is material to the Fund,

(c)	limitation imposed by Federal or state authorities on the extension of credit by lending institutions,

(d)
commencement of war, armed hostilities, acts of terrorism or other international or national calamity directly or indirectly involving the United States that in the sole determination of the Board of Directors is material to the Fund, or

(e)	other events or conditions that would have a material adverse effect on the Fund or its Shareholders if Shares tendered pursuant to the tender offer were purchased.

Thus, there can be no assurance that the Board of Directors will proceed with any tender offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. The Fund may not repurchase Shares to the extent such repurchases would result in the asset coverage with respect to any Borrowings of the Fund being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order for the Fund to repurchase all Shares tendered, the Fund may have to repay all or part of any then outstanding Borrowing to maintain the required asset coverage. In addition, the amount of Shares for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to the Fund’s portfolio or the impact of the tender offer on those Shareholders that do not sell their Shares in the tender offer. If a tender offer is oversubscribed by Shareholders who tender Shares, the Fund will generally repurchase a pro rata portion of the Shares tendered by each Shareholder. However, the Board of Directors, in its discretion, subject to applicable law, may amend a tender offer to include all or part of the oversubscribed amounts.

Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered Shares of by the Fund is generally a taxable event to Shareholders. See “U.S. Federal Income Tax Matters.”

The Fund will pay costs and expenses associated with the making of any tender offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of Shares pursuant to a tender offer.

LIQUIDITY EVENT

If the Shares are not listed on a national securities exchange on or before        , 2022 (the “Liquidity Event Date”), the Fund, upon the approval of the Board of Directors, will seek to complete a “Liquidity Event” intended to provide liquidity for Shareholders within    months of the Liquidity Event Date, which date may be extended for a period of       if the Board of Directors determines it is in the best interest of the Shareholders to do so. A “Liquidity Event” could include (i) a merger or other transaction approved by the Board of Directors in which Shareholders receive cash or shares of a publicly traded company, (ii) the sale of all or substantially all of the Fund’s assets followed by a distribution of proceeds to Shareholders in liquidation of the Fund, (iii) converting to an “interval” fund pursuant to Rule 23c-3 under the 1940 Act by adopting a fundamental policy to conduct quarterly repurchases in accordance with the requirements of such rule, or (iv) conducting a tender offer to repurchase up to 100% of the outstanding Shares at a price equal to the then current net asset value per Share. If the Fund lists its Shares on a securities exchange, there can be no assurance that a secondary market will develop for the Shares. Because shares of listed closed-end funds frequently trade at a discount to net asset value, even if investors are able to sell their Shares, they may receive less than their purchase price and the then current net asset value per Share. This risk is separate and distinct from the risk that the Fund’s net asset value will decline.

The Fund has no intention to continue quarterly tender offers following the listing of its Shares on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

NAV per Share is determined daily as of the close of the regular trading session on the NYSE (usually 4:00 p.m. Eastern time) on each day the NYSE is open for business. Exceptions may occur in certain circumstances, such as when the NYSE is closed other than on normal closing days or when trading is restricted, or during emergencies, when it is not reasonably practicable for the Fund to calculate its NAV. NAV per Share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding.

In determining the NAV of the Shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. With respect to investments in Marketplace Lending Instruments, the Fund will generally rely on prices provided by        . In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Directors or persons acting at their direction. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Risks—Structural and Market-Related Risks—Valuation Risk.”

DISTRIBUTIONS

Commencing with the first distribution, the Fund intends to declare and pay regular monthly cash distributions to Shareholders at a level rate. In order to maintain a relatively stable level of monthly distributions, the Fund may pay out less than all of its net investment income or pay out undistributed income or return capital in addition to current net investment income. As a result, the dividend paid by the Fund to Shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will decrease the Fund’s NAV. A return of capital represents the return of a Shareholder’s original investment in the Shares and should not be confused with a dividend from profits and earnings. In addition, a return of capital would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. Any distribution that is treated as a return of capital generally will reduce a Shareholder’s basis in his or her Shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such Shares. Any amounts received in excess of a Shareholder’s basis are generally treated as capital gain, assuming the Shares are held as capital assets.

The Fund’s initial distribution is expected to be declared approximately      following the commencement of investment operations, depending on market conditions. There is no assurance the Fund will make this distribution or continue to pay regular distributions or that it will do so at a particular rate. Unless an election is made to receive dividends in cash, Shareholders will automatically have all dividends and distributions reinvested in Shares through the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

The Fund’s income and its ability to maintain a stable level of distributions to Shareholders will depend on a number of factors, including the asset mix and stability of income received from the Fund’s investments, the average maturity of the Fund’s portfolio, and the costs and amount of any leverage utilized by the Fund. As portfolio and market conditions change, the amount of dividends on the Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually. In general, the total distributions made in any taxable year (other than distributions of net capital gains) would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. See “U.S. Federal Income Tax Matters.”

The Fund may seek to apply for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the “Exemptive Relief”). If granted, the Exemptive Relief would permit the Fund, subject to such terms and conditions, to make distributions of long-term capital gains more frequently than is otherwise permitted under the 1940 Act. No assurance can be given that the Fund will seek, or that the SEC would grant, such Exemptive Relief.

The level distribution policy described above seeks to deliver a payment of approximately the same amount or percentage to Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any preferred shares that the Fund may issue.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its Shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Shares elects to receive cash by contacting                 (the “Plan Administrator”), all dividends declared on Shares will be automatically reinvested by the Plan Administrator for Shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Shareholders and may re-invest that cash in additional Shares.

The Plan Administrator will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Administrator for the participants’ accounts through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Common Shares”). The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Share on the payment date. It is contemplated that the Fund will pay monthly income Dividends.

The Plan Administrator maintains all Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at             .

DESCRIPTION OF THE SHARES

The following summary of the terms of the Shares does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund is a corporation organized under the laws of Maryland. The Fund is authorized to issue an unlimited number of Shares, no par value. As of the date of this Prospectus,           owned of record and beneficially           of the Shares, constituting 100% of the outstanding Shares, and thus, until the public offering of the Shares is completed, will control the Fund.

In general, Shareholders or subscribers for the Shares have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the Shares has not been paid.

Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued Shares into other classes or series of stock and authorize the issuance of Shares without obtaining Shareholder approval.

Common Stock—Shares of Beneficial Interest in the Fund

The Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each Share has equal voting, dividend, distribution and liquidation rights.

Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund preferred stock or borrowings are outstanding, Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, the Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Fund preferred stock, if any preferred stock is outstanding at such time.

Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the Shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued Shares into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued Shares.

Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued Shares into other classes or series of stock, including preferred stock, without the approval of the holders of the Shares. Prior to issuance of any shares of preferred stock, the Board is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest. No shares of preferred stock are presently outstanding.

Any issuance of shares of preferred stock must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any preferred stock are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS AND OF MARYLAND LAW

The following summary of certain provisions of the Maryland General Corporation Law and of the Charter and Bylaws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are exhibits to the Registration Statement.

General

The Maryland General Corporation Law (the “MGCL”) and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the Shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of Shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the Shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for Shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Each Share may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted.

As a result of this requirement, it is possible that no nominee would receive the required vote in an election of directors. In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to serve until the next election of directors and until their successors are duly elected and qualify.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 15 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the Shares are registered under the Securities Act of 1934), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of two-thirds of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of the Fund’s preferred stock to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a stockholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors and the favorable vote of the holders of at least two-thirds of the Shares and shares of preferred stock (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

•	a “Business Combination,” which includes the following:

•	a merger, consolidation or statutory share exchange of the Fund with another corporation,

•	an issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business, or

•	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

•	the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or

•	unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the Shareholder vote described above will not be required with respect to the foregoing transactions (other than those as to which Shareholder approval is required under federal or Maryland law) if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). In that case, if Maryland law requires Shareholder approval, the affirmative vote of a majority of the votes entitled to be cast thereon by Shareholders of the Fund will be required. In addition, if the Fund has any preferred stock outstanding, the holders of a majority of the outstanding shares of the preferred stock, voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the preferred stock, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since            , or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

•	the election and removal of officers;

•	the nomination of candidates to the Board of Directors (including the election of directors to fill vacancies on the Board of Directors resulting from the increase in size of the Board of Directors or the death, resignation or removal of a director, in which case the affirmative vote of two-thirds of the remaining directors in office shall be required);

•	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

•	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the Shareholders);

•	Charter amendments and any other action requiring Shareholder approval; and

•	entering into, terminating or amending an investment advisory agreement.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the Shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions. See also “—Conversion to Open-End Fund.”

Action by Shareholders

Under the MGCL, Shareholder action can be taken only at an annual or special meeting of Shareholders or, unless the charter provides for Shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a Shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any Shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of Shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to Shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of Shareholders generally. Similarly, adequate advance notice of Shareholder proposals will give management time to study such proposals and to determine whether to recommend to the Shareholders that such proposals be adopted. For Shareholder proposals to be included in the Fund’s proxy materials, the Shareholder must comply with all timing and information requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of Shareholders may be called by the Board of Directors and certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Shareholders requesting the meeting, a special meeting of Shareholders will be called by the Fund’s Secretary upon the written request of Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that Shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter authorizes the Fund, to the maximum extent permitted by Maryland law, to obligate the Fund to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of Shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of an unlimited number of Shares, and authorizes a majority of the Fund’s Board of Directors, without Shareholder approval, to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. The issuance of capital stock or any class or series thereof without Shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund. Further, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the MBCA by a resolution of its board of directors. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested stockholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Maryland Control Share Acquisition Act

The provisions of the Maryland Control Share Acquisition Act (the “MCSAA”) do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the MCSAA by a resolution of its board of directors. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, would be subject to the 1940 Act limitations discussed below and would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Section 18(i) of the 1940 Act provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock.”

Therefore, the Fund is prevented by the 1940 Act from issuing a class of shares with voting rights that vary within that class. There are currently different views on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. In a November 15, 2010 letter, the staff of the SEC’s Division of Investment Management expressed the view that, based on the wording of, and purposes underlying, the 1940 Act generally, and Section 18(i) specifically, a closed-end fund, by opting in to the MCSAA, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. In light of the foregoing, the Fund will not elect to be subject to the MCSAA in the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect.

Additionally, if the Fund elected to be subject to the MCSAA, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the Fund’s Charter or the Fund’s Bylaws.

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of stockholders.

The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

The Subtitle 8 elections are not currently relevant to the Fund, because provisions in the Fund’s Charter and Bylaws unrelated to Subtitle 8 (except with respect to Board vacancies) already make the Fund subject to each of the five provisions set forth above.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a Shareholder that acquires, holds and/or disposes of the Shares. This discussion reflects applicable income tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Unless otherwise noted, this discussion assumes the Shares are held by U.S. persons and that such shares are held as capital assets. Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A Shareholder will have all dividends and distributions automatically reinvested in the Shares (unless the Shareholder “opts out” of the Plan). For Shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the Shareholder takes them in cash or they are reinvested in additional Shares. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a Shareholder has held Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Shareholder as a tax-free return of capital, which is applied against and reduces the Shareholder’s basis in his, her or its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his, her, or its Shares, the excess will be treated by the Shareholder as gain from the sale or exchange of such Shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to Shareholders annually. The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction or for qualified dividend income treatment.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a Shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Shareholders on December 31 of the calendar year in which it is declared.

If a Shareholder’s distributions are automatically reinvested in additional Shares, for U.S. federal income tax purposes, the Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the Shareholder would have received if the Shareholder had elected to receive cash, unless the distribution is in newly issued Shares of the Fund that are trading at or above NAV, in which case the Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the Shareholder receives.

The repurchase of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received by the Shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other substantially identical Shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its Shares from a Shareholder generally will be treated as a sale of the Shares by a Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Shares. If, after a repurchase a Shareholder continues to own, directly or by attribution, any Shares, it is possible that any amounts received by such Shareholder in the repurchase will be taxable as a dividend to such Shareholder, and there is a risk that Shareholders who do not have any of their Shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase Shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a regulated investment company. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to Shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its Shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that Shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Sales, exchanges and other dispositions of the Shares generally are taxable events for Shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the Shareholder’s adjusted tax basis in the Shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the Shareholder’s holding period for the Shares is more than one year and short-term if it is one year or less. However, any loss realized by a Shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of Shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Shares acquired.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) is subject to a Medicare tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount is also subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of Shares, will constitute investment income of the type subject to this tax.

Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Shares should not, by itself, cause the Shareholder to become subject to alternative minimum tax.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Shares paid to certain Shareholders who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against such Shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. Shareholder of an investment in the Shares. Non-U.S. Shareholders should consult their tax advisers concerning the tax consequences of ownership of Shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

CUSTODIAN AND TRANSFER AGENT

                , located at                                , will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund and         will act as custodian for the Fund’s subsidiary(ies). For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

                         , located                               , will serve as the Fund’s transfer agent and registrar and will be responsible for coordinating and processing all repurchase offers.

           will also serve as the Fund’s administrator. Under an Administration Servicing Agreement,          is responsible for calculating NAVs, with oversight from the Board of Directors, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. For its services,            will receive a monthly fee at the annual rate of   % of the Fund’s average daily Managed Assets.

LEGAL MATTERS

Certain legal matters in connection with the Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Maryland law on the opinion of          . Certain legal matters will be passed upon for the underwriters by         .

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free or charge through the SEC’s website (http://www.sec.gov).

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call                (toll-free).

Table of Contents of the Statement of Additional Information

RiverNorth Marketplace Lending Corporation

Until            , 2015 (25 days after the date of this Prospectus), all dealers that buy, sell or trade Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated June   , 2015

RiverNorth Marketplace Lending Corporation

Statement of Additional Information

RiverNorth Marketplace Lending Corporation (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The investment objective of the Fund is to provide a high level of total return, with an emphasis on current income. RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”), attempts to achieve the Fund’s investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in loans to consumers, small- and mid-sized companies and other borrowers originated through online platforms that provide a marketplace for lending (“Marketplace Loans”). See “Investment Objective, Strategies and Policies—Principal Investment Strategies and Policies” in the Fund’s Prospectus (as defined below). There is no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (“SAI”) relating to the common shares of beneficial interest of the Fund (the “Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated              , 2015 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Shares. Investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling the Fund at (   )    -      .

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated            , 2015.

-i-

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of shareholders. Any percentage limitations described in this SAI are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio or other events.

As a matter of fundamental policy, the Fund:

(1)            may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)            may not issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)            may not concentrate its investments in a particular industry (as the term “concentrate” is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time); provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities;

(4)            may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

(5)            may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate or mortgages on real estate acquired as a result of the Fund’s ownership of securities;

(6)            may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities); and

(7)            may make loans, only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled “Use of Leverage” in the Prospectus.

The foregoing fundamental investment policies may not be changed without the approval of the holders of a “majority of the outstanding voting securities” of the Fund, which includes the Shares and the preferred shares of beneficial interest of the Fund, if any, voting together as a single class, and the holders of the outstanding preferred shares of beneficial interest of the Fund, if any, voting as a single class. The Fund’s investment objective and the remainder of the Fund’s investment policies and limitations (as disclosed in the Prospectus), including its investment strategy, are not considered to be fundamental and can be changed without a vote of the shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets in Marketplace Loans (as further described in the Prospectus and this SAI) may only be changed by the Board of Directors of the Fund (the “Board of Directors”) following the provision of 60 days’ prior written notice to the shareholders. When used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT POLICIES AND TECHNIQUES

Marketplace Lending

The Fund’s investments in Marketplace Loans may be made through a combination of: (i) investing in Marketplace Loans through purchases of whole loans (either individually or in aggregations) originated through a marketplace lending platform (or an affiliate); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate); and (vii) other transactions that provide the Fund with investment exposure to Marketplace Loans (collectively, the “Marketplace Lending Instruments”). The Fund’s investments in Marketplace Lending Instruments also may be made by the Fund through one or more wholly-owned subsidiaries of the Fund. The Fund currently anticipates that its Marketplace Loan investments will originate predominantly from lending platforms based in the United States, a substantial portion of which will be through purchases of whole loans. The Fund may, from time to time, invest in Marketplace Loans originated from lending platforms based outside the United States. See “Additional Investments and Practices of the Fund—Additional Risks of Investing in the Fund—Non-U.S. Securities Risk” for a general discussion of potential risks associated with non-U.S. investments.

The following supplements the discussion of marketplace lending and Marketplace Loans contained in the Prospectus and includes additional considerations and risks associated with the Fund’s investments in Marketplace Loans. See “Investment Objective, Strategies and Policies—Marketplace Lending” and “Risks—Marketplace Lending-Related Risks” in the Prospectus.

Regulatory Considerations

The following highlights various laws and regulations impacting the marketplace lending industry and its participants.

Fair Debt Collection Practices Act. The Fair Debt Collection Practices Act (the “FDCPA”) provides guidelines and limitations on the conduct of third-party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, platforms may contract with professional third-party debt collection agencies to engage in debt collection activities.

The Gramm-Leach-Bliley Act. The Gramm-Leach-Bliley Act (the “GLBA”) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. Platforms employing certain consumer lending models generally have privacy policies that conform to these GLBA and other requirements. In addition, such platforms have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly. The platforms do not sell or rent such information to third parties for marketing purposes. Through their participation in the platforms, the Fund may obtain non-public personal information about loan applicants, as defined in GLBA, and intend to conduct themselves in compliance with such law, as if it were subject to the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information. In addition, the Fund could be subject to state data security laws, depending on whether the information obtained is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Fund could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Fund due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an on-going basis. Additionally, any violations of the GLBA by the Fund could subject it to regulatory action by the Federal Trade Commission, which could require the Fund to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an on-going basis.

OFAC and Bank Secrecy Act. Certain participants in the marketplace lending industry, including the platforms through which the Fund may invest in Marketplace Loans, may be required to comply with various anti-money laundering and related regulations. The Fund is not able to control or monitor such compliance. Moreover, in the Fund’s participation with the platforms, it is subject to compliance with OFAC (Office of Foreign Assets Control), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which, for the Fund, generally involves cooperation with authorities in investigating any purported improprieties. Any material failure to comply with OFAC and other similar anti-money laundering restrictions or any investigation relating thereto could result in fines or penalties. Such fines or penalties could have a material adverse effect on the Fund directly for amounts owed for fines or penalties or indirectly as a negative consequence of the decreased demand for Marketplace Loans from the platforms in violation of such requirements resulting from the adverse publicity and other reputation risks associated with any such fines and penalties assessed against the platforms or other industry participants.

Service Members Civil Relief Act. Federal law provides borrowers in active military service with rights that may delay or impair a platform’s ability to collect on a Marketplace Loan to such borrower. The Service Members Civil Relief Act (“SCRA”) requires that the interest rate on pre-existing debts be set at no more than six percent while the qualified service member or reservist is on active duty. The holder of any such Marketplace Loan may not receive the difference between six percent and the original stated interest rate under the loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any such Marketplace Loans in default. If there are any amounts under such a Marketplace Loan still due and owing to a platform (or an affiliate thereof) after the final maturity of the Pass-Through Notes that correspond to such loan, the platform (or affiliate) may not have any further obligation to make payments on such Pass-Through Notes, even if the platform (or affiliate) later receives payments after the final maturity of the Pass-Through Notes.

Platforms may not take military service into account in assigning loan grades to borrower loan requests. In addition, as part of the borrower registration process, platforms may not request borrowers to confirm if they are a qualified service member or reservists within the meaning of the SCRA.

Registration with the SEC. Pass-Through Notes are typically offered through private offerings and thus may not be registered under the Securities Act of 1933, as amended (the “1933 Act”). In addition, platforms are not registered as investment companies under the 1940 Act. If a platform (or an affiliate thereof) were to fail to comply with a private offering exemption under the 1933 Act, or if it were fail to maintain an exemption from registration as an investment company under the 1940 Act, it (or such affiliate) could become subject to regulatory actions and/or significant civil liabilities. Although a platform (or its affiliate) may intend to operate in compliance with all applicable securities laws, these laws are complex and sometimes subject to alternative interpretations and any failure by a platform (or such affiliate) to comply with applicable securities laws could adversely affect its (or such affiliate’s) ability to make payments on the Pass-Through Notes.

Trust Indenture Act of 1939. Any Pass-Through Note offering made in reliance on an exemption from registration pursuant to Section 4(a)(2) of the 1933 Act will not be subject to the Trust Indenture Act of 1939. Consequently, holders of Pass-Through Notes will not have the protection of an indenture setting forth obligations of the Pass-Through Note issuers for the protection of the Pass-Through Note holders or a trustee appointed to represent their interests.

State Usury Laws. Some platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make Marketplace Loans at advantageous interest rates by incorporating choice of law provisions into Marketplace Loan agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (of their affiliates) may not be able to collect some or all of the interest and principal due on such Marketplace Loans.

Truth-In-Lending Act. Some Marketplace Loans may also be subject to certain provisions of the Truth-In-Lending Act and other applicable laws and rules concerning loans. These provisions impose additional disclosure and other requirements on creditors with respect to certain loans secured by the borrower’s principal dwelling with high interest rates or high up-front fees and charges where the loan funds are primarily used for personal, household or consumer purposes. In general, these home equity loans have annual percentage rates over eight percent greater than the yield on U.S. Treasury securities of comparable maturity and/or fees and points which exceed the greater of six percent of the total loan amount. These provisions can impose specific statutory liabilities upon creditors who fail to comply with such provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the home equity loan.

Dodd-Frank Act. In response to the recent financial crisis, Congress passed the Dodd-Frank Act in July of 2010. As a result of its passage, significant new regulation has been enacted or is anticipated in many areas of consumer financial products and services, including private education loans. Under the Dodd-Frank Act, entities in the private education loan sector are subject to regulations developed by the Consumer Financial Protection Bureau (the “CFPB”). The CFPB is an independent agency that is housed within the Federal Reserve Board, but is not subject to Federal Reserve Board jurisdiction or to the congressional appropriations process. It has substantial power to regulate financial products and services received by consumers from both banks and non-bank lenders, including rulemaking authority in enumerated areas of federal law traditionally applicable to consumer lending such as truth-in-lending, fair credit reporting and fair debt collection. In addition, the Dodd-Frank Act provides for significant new enforcement authority, including authorization of state attorneys general to bring lawsuits under federal consumer protection laws with the consent of the CFPB.

In addition, on December 6, 2013, the CFPB adopted a rule that enables it to supervise certain non-bank student loan servicers that service more than one million borrower accounts, to ensure that bank and non-bank servicers follow the same rules in the student loan servicing market. The rule covers servicers of both federal and private student loans.

The Dodd-Frank Act also affects student loan portfolio securitization financing transactions which result in the issuance of asset-backed securities. Under the Dodd-Frank Act, the SEC and federal banking agencies were directed to adopt regulations requiring issuers of asset-backed securities or persons who organize and initiate asset-backed securities transactions to retain a portion of the credit risk of the underlying assets, new disclosure and reporting requirement for each tranche of asset-backed securities, including new loan-level data, and new disclosure requirements relating to representations, warranties and enforcement mechanisms available to investors in asset-backed securities.

Tax Treatment of Pass-Through Notes. There are no statutory provisions, regulations, published rulings or judicial decisions that address the characterization of Pass-Through Notes or other Marketplace Lending Instruments substantially similar to Pass-Through Notes for U.S. federal income tax purposes and the proper tax characterization of Pass-Through Notes for U.S. federal income tax purposes is uncertain. To address this concern, some Pass-Through Note issuers require investors to agree to treat the Pass-Through Notes as debt of the Pass-Through Note issuer for federal, state and local income and franchise tax purposes. Further, prospective Pass-Through Note holders should be aware that a Pass-Through Note issuer may intend to treat (and report) the Pass-Through Notes as debt instruments that have original issue discount (“OID”) for U.S. federal income tax purposes. As a result, Pass-Through Note holders will be required to include OID in income as it accrues under a constant yield method, regardless of such note holder’s regular method of tax accounting, and so may be required to include OID in income in advance of the receipt of cash attributable to the related Note interest or principal.

Pass-Through Note holders also should be aware that the Internal Revenue Service (“IRS”) and the courts are not bound by the Pass-Through Note issuer’s characterization of the Pass-Through Notes, and may take a different position with respect to the Pass-Through Notes’ proper characterization. For example, if the Pass-Through Notes were treated as equity in the Pass-Through Note issuer, (i) the issuer would be subject to U.S. federal income tax on income, including interest, accrued on the underlying loans but would not be entitled to deduct interest or OID on the Pass-Through Notes, and (ii) payments on the Pass-Through Notes would be treated by the Pass-Through Note holder as dividends (that may be ineligible for reduced rates of U.S. federal income taxation or the dividends received deduction) for U.S. federal income tax purposes to the extent of the issuer’s earnings and profits. Alternatively, the IRS could determine that, in substance, each Pass-Through Note holder owns a proportionate interest in the underlying loans for U.S. federal income tax purposes, or it could instead seek to treat the Pass-Through Notes as some other financial instrument or contract (including a derivative financial instrument). Such different characterizations could significantly reduce the amount available to the Pass-Through Note issuer to pay interest on the Pass-Through Notes, and could significantly affect the amount, timing, and character of income, gain or loss recognized in respect of a Pass-Through Note.

Risk of Including Foreign Investors. An issuer of Pass-Through Notes may accept investors who are non-U.S. persons, in which case interest payments made to such an investor by the issuer could be subject to withholding taxes. In the event that the issuer fails to properly withhold on such payments, it could remain liable for a non-U.S. person’s individual tax liabilities. There is a further risk that a non-U.S. person investor could be named on the Department of the Treasury’s list of “Specially Designated Nationals,” “Blocked Persons,” or “Sanctioned Countries or Individuals,” which, if undiscovered, could result in an enforcement action against the issuer.

Additional Risk Considerations

Bankruptcy Risk. In the event that a platform (or its affiliate) or its service providers become subject to a bankruptcy, the Fund’s investments in Pass-Through Notes issued by such platform (or affiliate) may be negatively impacted.

Although many of the platforms (or their affiliates) through which the Fund invests may have been organized and operated in a manner that is intended to minimize the likelihood that such platforms (or affiliates) will become subject to a bankruptcy or similar proceeding, if the platforms (or their affiliates) were to become subject to bankruptcy proceedings, payments on the Pass-Through Notes issued by such platforms (or their affiliates) could be substantially delayed or reduced, and any interest accrued on those obligations may never be paid.

Platforms (or their affiliates) may have arrangements with servicers who monitor payments by the borrowers of the Marketplace Loans and take action to enforce the platforms’ (or affiliates’) rights to payment. Arrangements for back-up servicing are limited. If a platform’s (or affiliate’s) servicer fails to maintain operations or the agreement between the platform (or affiliate) and the servicer is rejected or terminated in a bankruptcy of the servicer, the Fund may experience delays in the distribution of loan proceeds and increased costs in connection with its investments through such platform (or its affiliate). In some instances, the platform operator and its affiliates may be unable to collect and process payments from underlying borrowers and thus the Fund may not realize its expected return on investment on those instruments.

Platforms (or their affiliates) may have arrangements with administrators who manage the daily operations of the platforms (and/or their affiliates). Among other duties, an administrator may calculate the amounts payable by the platform operator or its affiliates on any outstanding Pass-Through Notes and supervise the platform’s (or affiliate’s) payment of such amounts. If the administrator were to become subject to bankruptcy proceedings and its agreement with the platform operator or its affiliates were terminated for any reason, the platform (or affiliate) would endeavor to locate a replacement administrator but there is no assurance that it would be able to do so. Accordingly, any termination of an administration agreement that occurs in connection with a bankruptcy of the administrator may impair the platform’s (or affiliate’s) ability to continue to make timely payments on the Pass-Through Notes. This could also prevent the platform operator or its affiliates from issuing any additional Pass-Through Notes until another administrator was located.

Chargeback Risk. The Fund may invest in Marketplace Lending Instruments through securities issued by private investment funds that operate accounts with an independent bank whereby investors, such as the Fund, may deposit funds for the purchase of such securities and receive the proceeds from borrower payments on the underlying loans. These accounts may be affected by “borrower chargebacks.” A borrower chargeback is a process by which a borrower who has made a payment on an underlying loan has its bank cancel the payment or request a refund of that payment. If a borrower successfully processes a chargeback on a loan payment after proceeds have been distributed to such accounts, the issuer will deduct the amount of that payment from each account where the proceeds were deposited. To offset this risk, issuers utilizing this system may refrain from distributing borrower loan proceeds to these accounts for a period of time after a borrower payment on a loan. In the event that a borrower chargeback is executed after the proceeds of that payment have been distributed to investor accounts and an account holder has withdrawn those distributed proceeds, a negative cash balance may result. Amounts that would otherwise be credited to an investor’s account (including amounts deposited or that are payable on other notes) are subject to set-off against any such negative cash balance.

Market and Economic Conditions Risk. The ability of borrowers to make payments on Marketplace Loans, as well as the prepayment experience thereon, may be affected by a variety of social and economic factors. Social factors include changes in consumer confidence levels and attitudes toward incurring debt and changing attitudes regarding the stigma of personal bankruptcy. Economic factors include interest rates, unemployment levels, gasoline prices, upward adjustments in monthly mortgage payments, the rate of inflation and consumer perceptions of economic conditions generally. Economic conditions may also be impacted by localized weather events and environmental disasters. For example, following the financial crisis that began in 2008, the United States experienced an extended period of economic weakness or recession. This period was marked by high unemployment, decreases in home values, increased mortgage and consumer loan delinquencies and a lack of available consumer credit that has generally resulted in increased delinquencies, increased volatility in financial markets, general deleveraging of consumer balance sheets, and defaults and losses on consumer loans. Additionally, unstable real estate values, resets of adjustable rate mortgages to higher interest rates, political gridlock on United States federal budget matters, the downgrade of the United States sovereign debt credit rating below “AAA” by Standard & Poor’s, the sovereign debt crisis in the European Union, general economic malaise in the United States, Europe and Japan, and other factors have impaired consumer confidence and disposable income in the United States, and may affect delinquencies and defaults on Marketplace Loans, although the severity or duration of this effect is unknown.

Servicer Autonomy. A platform (or its affiliate) may have an arrangement with a servicer that authorizes the servicer to waive or modify any non-material term of a Marketplace Loan or consent to the postponement of strict compliance with any such term or in any manner grant a non-material indulgence to any borrower. In addition, if a Marketplace Loan is in default, or the servicer determines that default is reasonably foreseeable or otherwise determines that such action is consistent with its servicing obligation, the servicer may be permitted to waive or modify any material term of a Marketplace Loan, to accept payment of an amount less than the principal balance in final satisfaction of a Marketplace Loan and to grant any indulgence to a borrower, provided that the servicer has reasonably determined that such action will not be materially adverse to the interests of the holders of any corresponding Pass-Through Note.

Representation Risk. In order to satisfy certain requirements of the 1940 Act, a platform (or its affiliate) may undertake that at least 65% of its assets (measured by the aggregate outstanding principal amount of Marketplace Loans held by the platform (or its affiliate) at the time any series of Pass-Through Notes are offered and calculated after giving effect to the issuance of the Pass-Through Notes) will be loans in which the borrower has undertaken to use the loan proceeds (or the applicable portion of such proceeds) to fund the acquisition of specified merchandise, insurance or services. Among other ineligible uses, a loan (or the applicable portion thereof) will not satisfy this standard if the borrower uses the proceeds to repay indebtedness, purchase real estate or securities (including its own stock) or pay lease rentals, taxes or registration or licensing fees. This restriction may at times prevent the platform (or affiliate) from originating or purchasing a loan that it otherwise would (and thereby prevent an issuer from offering to sell Pass-Through Notes backed by such loans) and may result in the portfolio of loans held by such issuer being weighted disproportionately to loans the proceeds of which will be used to acquire specified merchandise, insurance or services. An issuer cannot predict whether its purchase of loans in accordance with this restriction will cause the payment performance of the loans purchased by an issuer to differ from the payment performance that an issuer may experience if the restriction did not apply.

Risk of Platform Failure to Meet Certain Obligations. Platforms might incur indemnification and repurchase obligations with respect to the Marketplace Loans they originate that exceed their projections, in which case they might not have sufficient capital to meet such obligations. There can be no assurances that platforms can meet their repurchase and indemnification obligations and, if they are unable to do so, the Fund may incur losses related to payments on the affected Marketplace Lending Instruments in which it invests.

Risks Associated With “Balloon” Payments. Some of the Marketplace Loans may be interest-only loans providing for relatively small monthly payments with a large “balloon” payment of principal due at the end of the term. Borrowers may be unable to repay such balloon payments out of their own funds and will be compelled to refinance or sell their property. Fluctuations in real estate values, interest rates and the unavailability of mortgage funds could adversely affect the ability of borrowers to refinance their loans at maturity or successfully sell the property for enough money to pay off the corresponding Marketplace Loan.

Additional Considerations with Regard to Real Estate Marketplace Lending Instruments

Construction, Rehabilitation, Home Improvement and Entitlement Loans. Real Estate Marketplace Loans may include construction, rehabilitation, home improvement and entitlement loans for various types of properties, including single family residential, condominiums, multi-family residential, industrial, small commercial, foreclosed (REO), unimproved land with entitlements and small tract properties. The loan underwriting for construction, rehabilitation and unimproved land with entitlement loans is typically based upon a determined “as completed” value, i.e., the projected value of the property after the completion of the construction or rehabilitation of a property. Special builder’s risk insurance, or “course of construction” insurance, may be required by the platform operator and its affiliates in these cases. This specialized insurance is intended to insure structures while they are under construction. Materials, fixtures and appliances that are intended to become an integral part of the structure being built are also insured. The insurance is provided for loss resulting from accidental direct physical damage to the structure under construction. The policies generally include broad coverage, but exclude earthquake, flood and damage caused by earth movement. Some builder’s risk policies limit coverage to physical damage caused by specifically named perils, such as fire and theft. These perils would be specifically listed in the policy.

Risk of Inadequate Revenues from a Property. The payment schedules with respect to many real estate-related loans are based on projected revenues generated by the property over the term of the loan. These projections are based on factors such as expected vacancy rates, expense rates and other projected income and expense figures relating to the property. The actual revenues generated by a property could fall short of projections due to factors such as lower-than-expected rental revenues, or greater-than-expected vacancy rates or property management expenses. In such event, the borrower’s cash flow could be inadequate to repay its loan in full.

Risk of Rising Insurance Costs or Unavailability of Insurance. Real estate properties are typically insured against risk of fire damage and other property casualties, but are sometimes not covered by severe weather or natural disaster events such as landslides, earthquakes, or floods. Changes in the conditions affecting the economic environment in which insurance companies do business could affect the borrower’s ability to continue insuring the property at a reasonable cost or could result in insurance being unavailable altogether. Moreover, any hazard losses not then covered by the borrower’s insurance policy would result in the Marketplace Loan related to the affected property becoming significantly under secured, which could result in a loss to the investors of any corresponding Pass-Through Note.

Environmental Risks. If toxic environmental contamination is discovered to exist on a property underlying a Marketplace Loan, it might affect the borrower’s ability to repay the Marketplace Loan. To the extent that the platform operator and/or its affiliates are forced to foreclose and/or operate such a property, potential additional liabilities and responsibilities include reporting requirements, remediation costs, fines, penalties and damages. Of particular concern may be those properties that are, or have been, the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions. This liability could exceed the value of the real property or the principal balance of the related loan. For this reason, the platform operator and its affiliates may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

Under the laws of certain states, an owner’s failure to perform remedial actions required under environmental laws may give rise to a lien on mortgaged property to ensure the reimbursement of remedial costs. In some states this lien has priority over the lien of an existing mortgage against the real property. Because the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a mortgage loan could be adversely affected by the existence of an environmental condition giving rise to a lien.

The state of law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, can be imposed on a secured lender. If a lender does become liable for cleanup costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, an action against the borrower may be adversely affected by the limitations on recourse in the loan documents.

Risk of Inadequate Resources Devoted to the Collection of Marketplace Loans. A substantial amount, if not all, of a platform operator’s revenues may be derived from origination fees or loan rate “spreads” generated through making and arranging Marketplace Loans and offering related Pass-Through Notes. As a result, it has an incentive to finance as many projects as possible to maximize the amount of origination fees it is able to generate. Increased project volume increases the demands on a platform’s management resources and its ability to devote adequate attention and resources to the collection of corresponding Marketplace Loans. The ability of a platform and its affiliates to make timely payments on their Pass-Through Notes may be adversely affected in the event that they take on loan volumes that exceed their ability to service outstanding Marketplace Loans.

Risk of Declining Property Value. The value of the real property security for a Marketplace Loan will be subject to the risks generally incident to the ownership of improved and unimproved real estate, including changes in general or local economic conditions, increases in interest rates for real estate financing, physical damage that is not covered by insurance, zoning, entitlements, and other risks. Many borrowers expect to use resale proceeds to repay their borrower loan. A decline in property values could result in a borrower loan amount being greater than the property value, which could increase the likelihood of borrower default.

Risks of Construction and Rehabilitation Loans. Construction and rehabilitation loans involve a number of particular risks, involving, among other things, the timeliness of the project’s completion, the integrity of appraisal values, whether or not the completed property can be sold for the amount anticipated, and the length of the sale process. If construction work is not completed (due to contractor abandonment, unsatisfactory work performance, or various other factors) and all the Marketplace Loan funds have already been expended, then, in the event of a default, the platform operator and its affiliates may have to invest significant additional funds to complete the construction work. Any such investment would be recuperated by the platform operator and its affiliates prior to any payment on any corresponding Pass-Through Notes. Default risk also exists where it takes a borrower longer than anticipated either to construct or then resell the property, or if the borrower does not receive sufficient proceeds from the sale to repay the corresponding Marketplace Loan in full.

Certain Risks Associated With Foreclosure. Different property types involve different types of risks in terms of realizing on the collateral in the event that the borrower defaults. These risks include completion costs in the case of an incomplete project, partial resale for condominiums and tracts and lease-up (finding tenants) for multi-family residential, small commercial and industrial properties. The platform operator and its affiliates may not be able to sell a foreclosed commercial property, for example, before expending efforts to find tenants to make the property more fully leased and more attractive to potential buyers.

Moreover, foreclosure statutes vary widely from state to state. Properties underlying defaulted loans will need to be foreclosed upon in compliance with the laws of the state where such property is located. Many states require lengthy processing periods or the obtaining of a court decree before a mortgaged property may be sold or otherwise foreclosed upon. Further, statutory rights to redemption and the effects of anti-deficiency and other laws may limit the ability for a platform operator (and its affiliates) to timely recover the value of a loan in the event of borrower default.

Certain Risks Associated With Bankruptcy. If a borrower enters bankruptcy, an automatic stay of all proceedings against the borrower’s property will be granted. This stay will prevent platforms and their affiliates from foreclosing on such property unless relief from the stay can be obtained from the bankruptcy court, and there is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In such event, the platform operator and its affiliates will be unable to promptly exercise their foreclosure remedy and realize any proceeds from a property sale.

In addition, bankruptcy courts have broad powers to permit the sale of any real property free of any lien that a platform operator or its affiliate may have, to compel the platform operator and its affiliates to accept an amount less than the balance due under a loan and to permit the borrower to repay the loan over a term which may be substantially longer than the original term of the loan.

Tax Considerations. The ability of a platform (or its affiliate) to pay principal and interest on a Pass-Through Note may be affected by its ability, for U.S. federal income tax purposes, to match the timing of income it receives from an underlying Marketplace Loan that it holds and the timing of deductions that it may be entitled to in respect of payments made on the Pass-Through Notes that it issues. For example, if the Pass-Through Notes are treated as contingent payment debt instruments for U.S. federal income tax purposes but the corresponding Marketplace Loans are not, there could be a potential mismatch in the timing of the Pass-Through Note issuer’s income and deductions for U.S. federal income tax purposes, and the Pass-Through Note issuer’s resulting tax liabilities could affect its ability to make payments on the Pass-Through Notes.

Additional Investments and Practices of the Fund

The Fund intends to invest substantially all of its Managed Assets in Marketplace Lending Instruments; however, the Fund may invest up to 20% of its Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset‑backed securities, exchange-traded notes, loans other than Marketplace Loans, including secured and unsecured senior loans, and cash and cash equivalents. The Fund also may invest up to 20% of its Managed Assets in equity securities, including exchange-traded funds. The following describes these instruments in which the Fund may, but is not required to, invest, and certain of the risks associated with an investment in such instruments, and supplements the discussion from the Prospectus. See “Risks—Other Investment-Related Risks” in the Prospectus. It is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose entities. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to prepayment risk. There is risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on the underlying investments.

Below Investment Grade Securities. The Fund may invest in securities of any credit quality, including securities that are rated below investment grade. Below investment grade securities are rated below “BBB-“ by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, or Fitch Ratings, Inc., below “Baa” by Moody’s Investors Service, Inc. or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable credit quality at the time of purchase. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Consequently, securities with the same maturity, duration, coupon and rating may have different yields. Any shortcomings or inefficiencies in an NRSRO’s processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk. See “Additional Risks of Investing in the Fund—Below Investment Grade Securities Risk.”

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Corporate Debt Securities.  Corporate debt securities are debt obligations issued by U.S. and foreign corporations and other business entities to borrow money from investors. Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds, or notes. If a bond is unsecured, it is known as a debenture. Holders of corporate debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate debt securities may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features. Interest on corporate debt securities is typically paid semi-annually and is fully taxable to the holder of such securities. Corporate debt securities contain elements of both interest rate risk and credit risk. The market value of a corporate debt security generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace. Corporate debt securities usually yield more than government or agency securities due to the presence of credit risk. See “Additional Risks of Investing in the Fund—Fixed Income Securities Risk.”

Equity Securities. The Fund may invest in equity securities, including but not limited to common stock, preferred stock and shares of exchange-traded funds (“ETFs”).

Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bondholders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See “Additional Risks of Investing in the Fund—Common Stock Risk.”

 Preferred stock represents an equity ownership interest in an issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from the liquidation of the issuer. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests. See “Additional Risks of Investing in the Fund—Preferred Stock Risk” below.

ETFs are funds whose shares are traded on securities exchanges and generally seek to approximate the investment performance of their respective benchmarks by investing in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value (“NAV”)) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. See “Additional Risks of Investing in the Fund—ETFs Risk.”

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (the “NYSE”)) during normal trading hours, although trading volume can be limited. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. See “Additional Risks of Investing in the Fund—ETNs Risk.”

Government Debt Securities. The Fund may invest in government debt securities, which are debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

Loans. In addition to Marketplace Lending Instruments, the Fund may invest in loans other than Marketplace Loans that are senior and secured loans as well as unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in loans. While the loans purchased by the Fund may be secured by a first-priority security interest in most tangible and intangible assets of the issuer, they are not required to be and the Fund will not be subject to any limit on purchasing loans with lower-priority security interests or loans whose security interests exclude material assets of the issuer.

The Fund may invest in term loans and other types of loans, including those that are attached to a term loan tranche or otherwise required to be purchased along with the purchase of a term loan tranche. The loans purchased by the Fund may be negotiated and structured by a syndicate of lenders consisting of commercial banks, investment banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which will administer the loan on behalf of all the lenders. The Fund may purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. However, the Fund may also purchase participation interests, in which case it will not have any direct relationship with the borrower and will instead rely on the lender or participant that sold the participation interest for enforcement of rights against the borrower and to receive and process payments of interest, principal and other amounts due to the Fund. See “Additional Risks of Investing in the Fund—Loan Risk.”

Additional Risks of Investing in the Fund

Below Investment Grade Securities Risk. The Fund may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities. These securities are considered to be high-risk investments. The risks include the following:

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

Future legislation may have a possible negative impact on the market for below investment grade securities.

Common Stock Risk. Common stock risk is the risk that the value of the common stock held by the Fund will fall, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the common stock experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than debt securities over the long term, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market, changes in investors’ perceptions of the financial condition of the issuer and the occurrence of political or economic events affecting issuers. A drop in the stock market may depress the price of most or all of the common stock to which the Fund has investment exposure. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

The Fund may invest in common stock of companies of any market capitalization. Accordingly, the Fund may invest in common stock of companies having smaller market capitalizations, including mid-cap and small-cap common stocks. The common stock of these companies often have less liquidity than the common stock of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to these and other factors, common stock of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stock of larger companies. Larger, more established companies in which the Fund may invest may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

ETFs Risk. To the extent the Fund invests a portion of its Managed Assets in ETFs, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a Shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objective(s).

Risks associated with investments in ETFs may generally include the risks described in the Prospectus associated with the Fund’s structure as a closed-end fund, including market risk. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective(s) will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to risks posed by leverage, including the risk that the use of leverage by an ETF can magnify the effect of any of its losses.

ETNs Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity (for example, the Fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.

Fixed Income Securities Risk. In addition to the risks described elsewhere in this prospectus, such as below investment grade securities risk, fixed income securities in which the Fund may invest are subject to certain other risks, including the following. These risks may also pertain to the loans in which the Fund may invest.

•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•	Interest Rate Risk. Interest rate risk is the risk that income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed income securities generally will fall. These risks may be greater in the current market environment because interest rates are near historically low levels. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed income securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

•	Liquidity Risk. Certain fixed income securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to Shareholders. This is known as call or prepayment risk. Certain fixed income securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Shares’ market price or the overall return of the Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

Loan Risk. The Fund’s investments in loans may create substantial risk. The Fund may invest in senior and secured loans and in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in loans. These loans will generally be rated below investment grade. See “—Below Investment Grade Securities Risk” above. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Adviser will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower. If the Fund invests in a loan through a participation, the Fund will also be exposed to the credit risk of the financial institution selling the participation to the Fund as well as the credit risk of the underlying borrower. The market for loans may not be liquid and the Fund may have difficulty selling them. Loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment grade securities. Companies issuing loans may be less financially strong, more likely to encounter financial difficulties, and more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior loans that the Fund may invest in may be rated below investment grade, and share the same risks of other below investment grade debt instruments. Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a borrower’s obligation to the Fund in the event of borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loan. In the event of bankruptcy of a borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers and in Marketplace Loans originated from platforms based outside of the United States. Investing in such instruments, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers or Marketplace Loans originated from platforms based in the United States. These risks include: (i) there may be less publicly available information about non-U.S. issuers, platforms (and their affiliates), lenders, borrowers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers, platforms (and their affiliates), lenders and borrowers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies or borrowers located in one region or in emerging markets. The Marketplace Loan origination process and the general lending operations of lending platforms based outside of the United States may differ from the origination process and general lending operations employed by platforms based in the United States. In addition, the non-U.S. lending platforms may be subject to regulation that is substantially different than the regulation applicable to the U.S. lending platforms. Such differences in lending platforms may impose additional risks on the Fund’s investments in Marketplace Loans originated through non-U.S. platforms.

Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. See “—Common Stock Risk” and “—Fixed Income Securities Risk” above. In addition to the risks described elsewhere in this section, such as those described for common stock and fixed income securities, including interest rate risk, preferred stocks are subject to certain other risks, including:

•	Deferral and Omission Risk. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Subordination Risk. Preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

•	Call and Reinvestment Risk. During periods of declining interest rates or certain varying circumstances, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

•	Limited Voting Rights Risk. Generally, traditional preferred stock offers no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may have the ability to elect a director or directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to their scheduled call or maturity date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

MANAGEMENT OF THE FUND

Investment Adviser

RiverNorth Capital Management, LLC is the investment adviser for the Fund pursuant to an Investment Advisory Agreement. RiverNorth is headquartered at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. Under the oversight of the Board of Directors, the Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Founded in 2000, RiverNorth is registered with the SEC and as of          , 2015 managed approximately $     billion for    series of a registered open-end management investment company and private investment funds. Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker owns, directly or indirectly, more than 25% of RiverNorth Holding Co., the ultimate parent company of the Adviser and is deemed to control the Adviser.

Investment Advisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of   % of the average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

If the Fund determines to use leverage, the fees paid to the Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Adviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser. The Board of Directors monitors the Fund’s use of leverage and in doing so monitors this potential conflict.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund. The Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Advisory Agreement will remain in effect for an initial term ending           (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (i) by the Board of Directors or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the independent directors who are not parties to such contract or agreement. Information regarding the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s         report for the        ended          . The Investment Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser.

Portfolio Managers

Philip K. Bartow and Patrick W. Galley will be responsible for implementing portfolio management decisions for the Fund.

Philip K. Bartow is a co-portfolio manager of the Fund. Mr. Bartow joined RiverNorth in 2015 and manages the firm’s Marketplace Lending strategy. Prior to joining RiverNorth, Mr. Bartow was a Principal at Spring Hill Capital, where he focused on analyzing and trading structured credit, commercial mortgage and asset-backed fixed income investments. Mr. Bartow started his career in the Mortgage Department at Lehman Brothers Inc. in New York. Mr. Bartow holds an MBA from Columbia Business School with a concentration in Accounting and Finance. Mr. Bartow is also a graduate of Williams College, where he received a B.A. in Economics.

Patrick W. Galley, CFA is a portfolio manager of the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Compensation of Portfolio Managers

Mr. Bartow’s and Mr. Galley’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund. The amounts paid to Mr. Bartow and Mr. Galley are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Adviser’s business as a whole. Mr. Bartow and Mr. Galley also participate in a 401K program on the same basis as other officers of the Adviser.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of           , 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Philip K. Bartow
Patrick W. Galley

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although the portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

As of              , 2015, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

Number of Other Accounts Managed and Assets by Account Type As of
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Philip K. Bartow	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Patrick W. Galley	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $

Administrator

Under an Administration Servicing Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors,             is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.              will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out of pocket expenses described therein.            will not bear any expenses incurred by the Fund, including but not limited to initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers pursuant to the Fund’s repurchase policy; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with             or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics under Rule 17j‑1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942‑8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549‑0102.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

             ,         , has been appointed as the independent registered public accounting firm for the Fund.              audits the financial statements of the Fund and provides other audit, tax and related services. The Statement of Assets and Liabilities of the Fund as of         appearing in this SAI has been audited by            , as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Legal Counsel

Chapman and Cutler LLP serves as legal counsel to the Fund and             serves as legal counsel to the independent directors of the Fund.

Custodian and Transfer Agent

              , located at                    , will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

          will serve as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of Shares as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it may not be possible to place a dollar value on the research and other information received. It is the opinion of the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

The Fund has no obligation to deal with any particular broker or dealer in the execution of its transactions, but has no present intention of using affiliated broker-dealers for Fund portfolio trades.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Shareholder that acquires, holds and/or disposes of Shares. This discussion only addresses U.S. federal income tax consequences to U.S. Shareholders who hold their Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their Shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively and could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed as described below) to Shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (collectively, the “90% income test”). In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to a calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), plus undistributed amounts from prior years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and, therefore, under normal circumstances, does not expect to be subject to this excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Shareholders under Section 243 of the Code, discussed below, and non-corporate Shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Shareholders as ordinary income while distributions of net long-term capital gain are taxable to Shareholders as long-term capital gain, regardless of how long the Shareholder has held its Shares.

The Fund’s entry into a short sale transaction, an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency (if any) are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to Shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its Shareholders. The Fund would not be able to pass through to its Shareholders any credit or deduction for such tax. Any gain on the sale of these investments may be treated as ordinary income. Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries (if any), which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its Shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that Shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Fund’s investments in REIT equity securities (if any) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold or it may have to leverage itself by borrowing the cash.

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its Shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the Shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or Shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. Qualified dividend income does not include interest from fixed income securities. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Fund does not expect a significant portion of its dividends to constitute qualified dividend income.

Distributions of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Shareholder has held its Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Shareholder as a tax-free return of capital, which is applied against and reduces the Shareholder’s basis in his, her or its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his, her or its Shares, the excess will be treated by the Shareholder as gain from the sale or exchange of such Shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to Shareholders annually.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction.

A Shareholder may elect to have all dividends and distributions automatically reinvested in Shares. For U.S. federal income tax purposes, all dividends and distributions are generally taxable regardless of whether a Shareholder takes them in cash or they are reinvested in additional Shares of the Fund.

If a Shareholder’s distributions are automatically reinvested in additional Shares, for U.S. federal income tax purposes, the Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the Shareholder would have received if the Shareholder had elected to receive cash, unless the distribution is in newly issued Shares that are trading at or above net asset value, in which case the Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the Shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the federal income tax deemed paid by the Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these Shares from such appreciation or income may be taxable to such investor even if the NAV of the investor’s Shares is, as a result of the distributions, reduced below the investor’s cost for such Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Shares. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to Shareholders.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’ proportionate share of a particular type of income. However, the private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment.

Sales, exchanges and other dispositions of the Shares generally are taxable events for Shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the Shareholder’s adjusted tax basis in the Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Shares will be treated as short-term capital gain or loss. However, any loss realized by a Shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. Long-term capital gain rates of non-corporate Shareholders have been reduced to a maximum rate of 20% with a 0% rate applying to taxpayers in the 10% and 15% federal income tax brackets and a 15% rate applying for taxpayers in other federal income tax brackets below 39.6%. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Shares may be disallowed under the “wash sale” rules in the event a Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Shares acquired. See “—Sale or Exchange of Shares” below.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) is subject to a Medicare tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount is also subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of Shares, will constitute investment income of the type subject to this tax.

Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Shares should not, by itself, cause the Shareholders to become subject to alternative minimum tax.

Pursuant to its repurchase policy, the Fund will repurchase its Shares at periodic intervals. Shareholders who tender all Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of his, her or its Shares (including those considered held through attribution), such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. If a tender offer is made, there is a risk that non-tendering Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Shares, the Fund will be required to make additional distributions to its Shareholders. If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a Shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Shareholder who is a C corporation, such Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Sale or Exchange of Shares

The sale or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the Shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other substantially identical Shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of Shares generally will be treated as a sale or exchange of the Shares by a Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Shares. Likewise, if (i) a repurchase of Shares by the Fund reduces a Shareholder’s percentage ownership of the Fund by at least 20% (determined after applying the ownership attribution rules under Section 318 of the Code and taking into consideration the reduction in the total number of Shares outstanding that is caused by the repurchase) or (ii) a Shareholder does not hold more than a few percent of the Shares (determined after applying the ownership attribution rules under Section 318 of the Code), the repurchase will be treated as a sale or exchange of the Shares by the Shareholder. This discussion does not address the tax treatment of tendering Shareholders who hold Shares other than as capital assets. Shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in a repurchase offer.

If a tendering Shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not substantially reduced as a result of the tender, such Shareholder will be deemed to receive a distribution from the Fund with respect to the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender. The amount of this distribution will equal the price paid by the Fund to such Shareholder for the Shares sold. The distribution would be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution. The adjusted basis of the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender will be increased by the Shareholder’s adjusted tax basis in the Shares sold in the tender and decreased by the portion of such distribution not treated as a dividend. If the portion of the distribution not treated as a dividend exceeds the adjusted tax basis of the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender (determined after increasing such basis by the adjusted tax basis of the Shares sold in the tender), such excess portion of the distribution will be a capital gain in the hands of the Shareholder. In the case of a tendering U.S. Shareholder that is a corporation treated as receiving a distribution from the Fund pursuant to the repurchase offer, special basis adjustments may also apply with respect to any Shares of such Shareholder not repurchased pursuant to a repurchase offer.

If no tendering Shareholder were treated as receiving a dividend as a result of selling Shares pursuant to a particular repurchase offer, Shareholders who do not sell Shares pursuant to that repurchase offer, or whose percentage interest in the Fund nonetheless increase as a result thereof, would not realize constructive distributions on their Shares as a result of other Shareholders selling Shares in the repurchase offer. If, however, any tendering Shareholder is deemed to receive a dividend, it is possible that Shareholders whose proportionate ownership of the Fund increases as a result of that repurchase will be deemed to receive a constructive distribution in an amount equal to the increase in their proportionate ownership of the Fund as a result of the tender. Such constructive distribution will be treated as a dividend to the extent of current accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund Share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for Shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. Shareholders should consult their tax advisors concerning the tax consequences of ownership of Shares, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the members of the Board of Directors (each, a “Board Member”). Each Board Member’s year of birth is set forth in parentheses after his or her name. The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the Shareholders.

Except as otherwise noted, the address for all directors and officers is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act (each, an “Independent Director” and collectively, the “Independent Directors”).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
John K. Carter (1961)	Director	Term expires in . Has served since 2015.	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012).		Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley (1948)	Director	Term expires in . Has served since 2015.
Certified Business Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President/Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).
N/A
John S. Oakes (1943)	Director	Term expires in . Has served since 2015.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013)		N/A
Fred G. Steingraber (1938)	Director	Term expires in . Has served since 2015.	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present).
Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present).

Patrick W. Galley (1975)	Director, Chairman and President	Term expires in . Has served since 2015.
Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).

Jonathan M. Mohrhardt	Chief Financial Officer and Treasurer	Has served since 2015.
Chief Compliance Officer, RiverNorth Capital Management, LLC (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012)
				N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary	Has served since 2015.	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (2007 to 2012)	N/A	N/A
_____________________________________

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the director.

Board Leadership Structure. The Board of Directors, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”), is not an Independent Director. The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Patrick Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Directors is conducted through the Audit Committee of the Board of Directors (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. The members of Board of Directors also complete an annual self-assessment during which the directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board of Directors to generally act as the liaison between the Board of Directors and the Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Fund. The Board of Directors believes that having an interested person serve as Chairman of the Board of Directors enables Mr. Patrick Galley to more effectively carry out these liaison activities. The Board of Directors also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Directors to ensure that important matters are brought to the attention of and considered by the Board of Directors.

The Fund has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

The Audit Committee is comprised of Messrs.            . The role of the Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Directors on            . The Charter is available at the Fund’s website, www.rivernorth.com. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Shareholders. The independent accountants for the Fund report directly to the Audit Committee.

The Nominating and Corporate Governance Committee is comprised of Messrs.           . The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become members of the Board of Directors in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by Shareholders. In considering candidates submitted by Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of Shareholders. Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the Shareholder proposing such business or nomination, (iii) a representation that the Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the Shareholder plans to deliver or solicit proxies from other Shareholders; (v) the class and number of Shares of the capital stock of the Fund, which are beneficially owned by the Shareholder and the proposed nominee to the Board of Directors, (vi) any material interest of the Shareholder or nominee in such business; (vii) the extent to which such Shareholder (including such Shareholder’s principals) or the proposed nominee to the Board of Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such Shareholder (including the Shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible Shareholder or Shareholder group may submit no more than one Independent Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund.

Trustee Qualifications. Mr. Patrick Galley is the Chief Investment Officer for the Fund’s investment adviser and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.

Mr. John K. Carter possesses extensive mutual fund industry experience. Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm.

Mr. James G. Kelley is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company. Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting.

Mr. Oakes has many years of experience in the securities industry. Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman.

Mr. Fred G. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation. Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm. Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals. He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois.

Risk Oversight. The Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Directors recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Directors, through its oversight and leadership, has and will continue to deem it necessary for Shareholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.

However, as required under the 1940 Act, the Board of Directors has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Directors fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser, or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of the Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Directors has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

As of the date of this SAI, the non-interested members of the boards of the funds in the Fund Complex have had     meetings, and the audit committee and nominating and corporate governance committee of such boards have each had    meetings.

Compensation. The Fund pays no salaries or compensation to any of its interested directors or its officers. For their services, the Independent Directors of the Fund receive an annual retainer in the amount of $17,000, and an additional $2,000 for attending each meeting of the Board of Directors. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors. The following tables show compensation from the Fund. Patrick W. Galley is an interested persons of the Fund and has not received any compensation from the Fund.

Name of Board Member	Estimated Compensation from the Fund (1)	Estimated Total Compensation from the Fund and Fund Complex (2)
Independent Directors:
John Carter
John Oakes
James Kelley
Fred Steingraber

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation estimated to be paid to the Independent Directors from the Fund and the Fund Complex for a full calendar year.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each director in the Fund and Fund Complex as of           , 2015.

Director	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex (1)
Independent Director:
John Carter
John Oakes
James Kelley
Fred G. Steingraber
Interested Director:
Patrick W. Galley
_________________

(1)	The Fund Complex consists of .

As of        , 2015, the directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board of Directors’ general oversight. The Adviser votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting the Fund’s website at www.rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Registration Statement also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

APPENDIX A:

PROXY VOTING GUIDELINES

Proxy Voting
 RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting any proxies.  Therefore, RiverNorth Capital will not vote proxies for these clients. However, Pinnacle will vote proxies on behalf of investment company clients (“Funds”). Pinnacle has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if Pinnacle accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

–	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PART C - OTHER INFORMATION

Item 25:  Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.	Articles of Incorporation dated June 9, 2015.

b.	By-Laws of Fund.*

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan.*

f.	None.

g.	Form of Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC*

h.	Form of Distribution Agreement.*

i.	None.

j.	Form of Custodian Services Agreement between Registrant and Fund Custodian.*

k.1	Form of Transfer Agency Services Agreement between Registrant and Fund Transfer Agent.*

k.2	Form of Administration and Accounting Services Agreement.*

l.1	Opinion and consent of Chapman and Cutler LLP.*

l.2	Opinion and consent of Maryland counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.*

o.	None.

p.	Subscription Agreement*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of RiverNorth Capital Management, LLC*

s.	Powers of Attorney.*

*	To be filed by amendment.

Item 26:  Marketing Arrangements

[To Come]

Item 27:  Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$ *
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

* To be completed by amendment

Item 28:  Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:  Number of Holders of Securities

At __________, 2015

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	*

* To be completed by amendment

Item 30:  Indemnification

[To come.]

Item 31:  Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Board Members and Officers” is hereby incorporated by reference.

Item 32:  Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Declaration of Trust, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33:  Management Services

Not applicable.

Item 34:  Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(d)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 11th day of June, 2015.

RiverNorth Marketplace Lending Corporation

By:	/s/ Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Patrick W. Galley	President (Principal Executive Officer)	June 11, 2015
Patrick W. Galley

/s/ Jonathan M. Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer)	June 11, 2015
Jonathan M. Mohrhardt

INDEX TO EXHIBITS

a.	Articles of Incorporation dated June 9, 2015.